                                LEASE AGREEMENT



                                    BETWEEN

                         HOGAN TRIAD FT. MYERS I, LTD.

                                  as Landlord



                                      AND



                              GARTNER GROUP, INC.

                                   as Tenant



                                Effective Date:
                                 July 30, 1997

                               TABLE OF CONTENTS

1.   TERM OF LEASE..................................................................................................     1
     -------------
          1.1.  Initial Term of Lease...............................................................................     1
                ---------------------
          1.2.  Lease Renewal Options...............................................................................     3
                ---------------------

2.   CONSTRUCTION OF IMPROVEMENTS...................................................................................     4
     ----------------------------
          2.1.  Landlord's Improvements.............................................................................     4
                -----------------------
          2.2.  Current Plans; Review Period; Final Plans And Specifications........................................     4
                ------------------------------------------------------------
          2.3.  Excused Delay.......................................................................................     5
                -------------
          2.4.  Possession of Demised Premises......................................................................     6
                ------------------------------
          2.5.  Landlord's Failure to Timely Deliver................................................................     6
                ------------------------------------
          2.6.  Outside Delivery Date...............................................................................     6
                ---------------------
          2.7.  Construction Guaranty...............................................................................     7
                ---------------------
          2.8.  Tenant's Acceptance of Demised Premises.............................................................     7
                ---------------------------------------
          2.9.  Tenant Improvements.................................................................................     7
                -------------------
          2.10. Government Concessions..............................................................................     7
                ----------------------
          2.11. Option Property 1...................................................................................     7
                -----------------
          2.12. Option Property 2...................................................................................     8
                -----------------
          2.13. Proposed Plat.......................................................................................     8
                -------------
          2.14. Right of First Offer................................................................................     8
                --------------------

3.   RENT...........................................................................................................     9
     ----
          3.1.  Rent................................................................................................     9
                ----
          3.2.  Additional Rent.....................................................................................    11
                ---------------
          3.3.  Delinquent Rental Payments..........................................................................    11
                --------------------------

4.   USE OF DEMISED PREMISES........................................................................................    12
     -----------------------
          4.1.  Permitted Use.......................................................................................    12
                -------------
          4.2.  Preservation of Demised Premises....................................................................    12
                --------------------------------

5.   HAZARDOUS SUBSTANCES...........................................................................................    12
     --------------------
          5.1.  Tenant's Covenants Regarding Hazardous Substances...................................................    12
                -------------------------------------------------
          5.2.  Landlord's Covenants Regarding Hazardous Substances.................................................    14
                ---------------------------------------------------

6.   OPERATING EXPENSES.............................................................................................    15
     ------------------
          6.1.  Payment of Operating Expenses.......................................................................    15
                -----------------------------
          6.2.  Definition of Operating Expenses....................................................................    15
                --------------------------------
          6.3.  Certain Exclusions from Operating Expenses..........................................................    16
                ------------------------------------------

7.   PAYMENT OF TAXES, ASSESSMENTS, ETC.............................................................................    18
     ----------------------------------
          7.1.  Payment of Impositions..............................................................................    18
                ----------------------
          7.2.  Tenant's Right to Contest Impositions...............................................................    18
                -------------------------------------
          7.3.  Levies and Other Taxes..............................................................................    19
                ----------------------
          7.4.  Evidence of Payment.................................................................................    19
                -------------------
          7.5.  Landlord's Right to Contest Impositions.............................................................    20
                ---------------------------------------
          7.6   Separate Assessment.................................................................................    20
                -------------------

8.   INSURANCE......................................................................................................    20
     ---------
          8.1.    Landlord's Casualty Insurance Obligations.........................................................    20
                  -----------------------------------------
          8.2.    Tenant's Liability and Other Insurance Coverage...................................................    20
                  -----------------------------------------------
          8.3.    Landlord's Liability Insurance Coverage...........................................................    21
                  ---------------------------------------
          8.4.    Extended Coverage Insurance Provisions............................................................    21
                  --------------------------------------
          8.5.    General Insurance Requirements....................................................................    21
                  ------------------------------
          8.6.    Waiver of Subrogation.............................................................................    22
                  ---------------------
          8.7.    Tenant's Personal Property Coverage...............................................................    22
                  -----------------------------------
          8.8.    Unearned Premiums.................................................................................    22
                  -----------------
          8.9.    Blanket Insurance Coverage........................................................................    22
                  --------------------------
          8.10.   Tenant's Self-Insurance...........................................................................    22
                  -----------------------
          8.11    Worker's Compensation.............................................................................    22
                  ---------------------

9.   UTILITIES......................................................................................................    23
     ---------
          9.1.    Payment of Utilities..............................................................................    23
                  --------------------

10.  REPAIRS........................................................................................................    23
     -------
          10.1.   Landlord's Repairs................................................................................    23
                  ------------------
          10.2.   Maintenance.......................................................................................    23
                  -----------
          10.3.   Prohibition Against Waste.........................................................................    24
                  -------------------------
          10.4.   Service Agreements................................................................................    24
                  ------------------
          10.5    Parking Areas.....................................................................................    24
                  -------------

11.  COMPLIANCE WITH LAWS AND ORDINANCES............................................................................    24
     -----------------------------------
          11.1.   Compliance with Laws and Ordinances...............................................................    24
                  -----------------------------------
          11.2.   Compliance with Permitted Encumbrances............................................................    25
                  --------------------------------------
          11.3    Tenant's Right to Contest Laws and Ordinances.....................................................    26
                  ---------------------------------------------

12.  MECHANIC'S LIENS AND OTHER LIENS...............................................................................    26
     --------------------------------
          12.1.   Freedom from Liens................................................................................    26
                  ------------------
          12.2.   Landlord's Indemnification........................................................................    27
                  --------------------------
          12.3.   Removal of Liens..................................................................................    27
                  ----------------

13.  INTENT OF PARTIES..............................................................................................    27
     -----------------
          13.1.   No Abatement......................................................................................    27
                  ------------
          13.2.   Entry by Landlord.................................................................................    28
                  -----------------
          13.3.   Interest on Unpaid Amounts........................................................................    28
                  --------------------------

14.  DEFAULTS OF TENANT.............................................................................................    28
     ------------------
          14.1    Event of Default..................................................................................    28
                  ----------------
          14.2.   Surrender of Demised Premises.....................................................................    29
                  -----------------------------
          14.3.   Reletting by Landlord.............................................................................    29
                  ---------------------
          14.4.   Survival of Tenant's Obligations..................................................................    29
                  --------------------------------
          14.5.   Damages...........................................................................................    30
                  -------
          14.6.   No Waiver.........................................................................................    30
                  ---------
          14.7.   Remedies Cumulative...............................................................................    30
                  -------------------
          14.8.   Bankruptcy........................................................................................    31
                  ----------
          14.9.   Waiver by Tenant..................................................................................    31
                  ----------------
15.  DESTRUCTION AND RESTORATION....................................................................................    31
     ---------------------------

          15.1.   Destruction and Restoration.......................................................................    31
                  ---------------------------
          15.2.   Application of Insurance Proceeds.................................................................    32
                  ---------------------------------
          15.3.   Continuance of Tenant's Obligations...............................................................    32
                  -----------------------------------
          15.4.   Completion of Restoration.........................................................................    33
                  -------------------------
          15.5.   Adjustment of Rent and Termination of Lease.......................................................    33
                  -------------------------------------------


16.  CONDEMNATION...................................................................................................    34
     ------------
          16.1.   Condemnation of Entire Demised Premises...........................................................    34
                  ---------------------------------------
          16.2.   Partial Condemnation/Termination of Lease.........................................................    34
                  -----------------------------------------
          16.3.   Partial Condemnation/Continuation of Lease........................................................    35
                  ------------------------------------------
          16.4.   Continuance of Obligations........................................................................    36
                  --------------------------
          16.5.   Adjustment of Rent................................................................................    36
                  ------------------
          16.6.   Determination of "Material Partial Condemnation" and "Minor Partial Condemnation;" Arbitration....    36
                  ---------------------------------------------------------------------------------------------

17.  ASSIGNMENT, SUBLETTING, ETC....................................................................................    36
     ---------------------------
          17.1.   Restriction on Transfer (Transfer Requiring Landlord Consent).....................................    36
                  ------------------------------------------------------------
          17.2.   Transfers.........................................................................................    37
                  ---------

18.  SUBORDINATION, NONDISTURBANCE, NOTICE TO MORTGAGEE AND ATTORNMENT..............................................    37
     -----------------------------------------------------------------
          18.1.   Subordination and Attornment by Tenant............................................................    37
                  -------------------------------------
          18.2.   Landlord's Default................................................................................    38
                  ------------------

19.  SIGNS..........................................................................................................    38
     -----
          19.1.   Tenant's Signs....................................................................................    38
                  -------------

20.  CHANGES AND ALTERATIONS........................................................................................    38
     -----------------------
          20.1.   Tenant's Changes and Alterations..................................................................    38
                  --------------------------------

21.  INDEMNITY......................................................................................................    40
     ---------
          21.1    Indemnity of Landlord.............................................................................    40
                  ---------------------
          21.2.   Indemnity of Tenant...............................................................................    40
                  -------------------
          21.3.   Defense Provisions................................................................................    41
                  ------------------

22.  MISCELLANEOUS PROVISIONS.......................................................................................    42
     ------------------------
          22.1.   Entry by Landlord.................................................................................    42
                  -----------------
          22.2.   Exhibition of Demised Premises....................................................................    42
                  ------------------------------
          22.3.   Notices...........................................................................................    42
                  -------
          22.4.   Quiet Enjoyment...................................................................................    43
                  ---------------
          22.5.   Landlord's Continuing Obligations.................................................................    43
                  ---------------------------------
          22.6.   Estoppel..........................................................................................    44
                  --------
          22.7.   Delivery of Corporate Documents...................................................................    44
                  -------------------------------
          22.8.   Short Form Lease..................................................................................    44
                  ----------------
          22.9.   Severability......................................................................................    45
                  ------------
          22.10.  Successors and Assigns............................................................................    45
                  ----------------------
          22.11.  Captions..........................................................................................    45
                  --------

          22.12.  Relationship of Parties.........................................................................  45
                  -----------------------
          22.13.  Entire Agreement................................................................................  45
                  ----------------
          22.14.  No Merger.......................................................................................  45
                  ---------
          22.15.  Possession and Use..............................................................................  45
                  ------------------
          22.16.  No Surrender During Lease Term..................................................................  46
                  ------------------------------
          22.17.  Surrender of Demised Premises...................................................................  46
                  -----------------------------
          22.18.  Holding Over....................................................................................  46
                  -----------
          22.19.  Survival........................................................................................  46
                  --------
          22.20.  Attorneys' Fees.................................................................................  46
                  ---------------
          22.21.  Landlord's Limited Liability....................................................................  46
                  ----------------------------
          22.22.  Broker's Commissions............................................................................  47
                  --------------------
          22.23.  Covenants, Representations and Warranties.......................................................  47
                  -----------------------------------------
          22.24.  Landlord's Permission, Consent or Approval......................................................  47
                  ------------------------------------------
          22.25.  FORUM AND VENUE FOR LEGAL PROCEEDINGS/WAIVER OF JURY TRIAL......................................  48
                  ----------------------------------------------------------
          22.26.  Arbitration.....................................................................................  48
                  -----------
          22.27.  Counterparts; Expiration of Lease Agreement; "Effective Date"...................................  48
                  ------------------------------------------------------------
          22.28   Access..........................................................................................  49
                  ------
          22.29   Protection of Laws..............................................................................  49
                  ------------------
          22.30   OSHA/Tight Building Syndrome....................................................................  49
                  ----------------------------
          22.31   Access by Individuals with Disabilities.........................................................  49
                  ---------------------------------------
          22.32   Parking.........................................................................................  49
                  -------
          22.33   Communications Equipment........................................................................  50
                  ------------------------
          22.34   Contingency.....................................................................................  50
                  -----------
          22.35   Waiver of Statutory Landlord's Lien.............................................................  50
                  -----------------------------------

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT ("Lease Agreement"), made as of the "Effective Date" (as defined in Section 22.28), by and between HOGAN TRIAD FT. MYERS I, LTD., a Florida limited partnership ("Landlord"), and GARTNER GROUP, INC., a Delaware corporation ("Tenant").

                                  WITNESSETH:
                                  -----------

Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, its successors and assigns, to be paid, kept, observed and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the conditions and limitations hereinafter expressed, all that parcel of land situated in the County of Lee and State of Florida, described in Exhibit "A"
                                                                 -----------
attached hereto and made a part hereof, together with any appurtenant easements described in said Exhibit "A" (the "Land"), together with all improvements
                  -----------
located on and to be constructed thereon. Landlord's Improvements (as defined in Article 2) and all other improvements, machinery, equipment, fixtures and other property, real, personal or mixed (except Tenant's trade fixtures) installed or located thereon, together with all additions, alterations and replacements thereof are hereinafter referred to as the "Improvements." The Land, the Building (as hereinafter defined) and the improvements are hereinafter referred to as the "Demised Premises." The Demised Premises are subject to the easements, restrictions, reservations and other "permitted encumbrances" set forth in said Exhibit "D" (provided, however, that the terms of Section 11.2
              -----------
shall govern and prevail over any conflicting or inconsistent references to "permitted encumbrances" contained in this Lease Agreement), true and complete copies of which Landlord has furnished to Tenant at or prior to the execution and delivery hereof. The structures located upon and being a part of the Demised Premises which are constructed for human occupancy or for storage of goods, merchandise, equipment, or other personal property are collectively called the "Building." The Demised Premises and Building are located in a certain development project called "Gateway Center" (the "Project"). The Demised Premises are demised herein together with the non-exclusive use of all facilities which serve the Demised Premises and with any and all and singular appurtenances, rights, privileges and easements in or any way pertaining thereto including, but not limited to, the right to use such parking facilities, elevators, stairways, corridors, entrance ways, restrooms, common parking areas and driveways, and other and similar or related facilities as may exist in and about the Building and on the Land. Without limiting Tenant's permitted uses of the Demised Premises as set forth in this Lease Agreement, Landlord and Tenant acknowledge that Tenant s intended primary use of the Demised Premises will be for office use ("Tenant's Intended Use"). Landlord represents and warrants to Tenant (a) that Landlord is the sole owner in fee simple of the Land and (b) that the Landlord has the full right and authority to lease the Demised Premises (hereinafter defined to Tenant) and to otherwise enter into this Lease on the terms and conditions set forth herein and (c) Landlord is not in default in any of its obligations to any existing mortgagee or ground lessor and Landlord is current in all its payments to said mortgagee(s) or ground lessor, and (d) the Demised Premises is located in a municipal zoning classification that permits Tenant to use the Demised Premises for general office use and related incidental uses.

1.   TERM OF LEASE.
     -------------

     1.1.  Initial Term of Lease.
           ----------------------

           (a)  Commencement Date.  This Lease Agreement shall be for an initial
                -----------------
term of ten (10) years (the "Initial Term") commencing on the "Commencement Date" (as hereinafter defined). The term "Commencement Date" shall mean the earlier of the date of (i) Substantial Completion, as hereinafter defined in
Section 1.1(c) below, and delivery of an SNDA, as hereinafter defined, pursuant to the terms and conditions set forth in this Lease or (ii) the occupancy of the Demised Premises and commencement of business operations by Tenant.

           (b)  Final Installation Work. Tenant intends to cause one or more
                -----------------------
independent entities to enter into contracts to perform the following installation work, which items of work are included in the "Construction Schedule" (as defined in Section 2.2(a)). The following work is collectively referred to as the "Final Installation Work"; the contractors who are engaged to perform the Final Installation Work are collectively referred to as "Final Installation Contractors"; and, the contracts pursuant to which the Final Installation Work will be performed are collectively referred to as the "Final Installation Contracts"; provided, however that the definitions of Final
                         --------  -------
Installation Work, Final Installation Contractors, and Final Installation Contracts expressly exclude the work, improvements and equipment to be performed, constructed, provided and/or installed (as applicable) by Landlord pursuant to other provisions of this Lease Agreement.

           (i) Installation of furniture and equipment, including "Work Stations" (as hereinafter defined), power poles and chairs;

           (ii) Accessing (pulling) computer cable (wiring), preparation for, and final connection (hook-up) of computer equipment; and

          (iii) Accessing (pulling) telecommunications cable (wiring), preparation for, and final connection (hook-up) of telecommunications equipment.

    The parties acknowledge that the Final Installation Work must be completed with respect to a portion of the Demised Premises in order to accomplish Substantial Completion. Because the Final Installation Work will need to be coordinated with other work under the Construction Schedule (which other work will be supervised by Landlord's general contractor), Landlord and Tenant mutually desire to cause certain portions of the Final Installation Work (and certain portions of the scope of work within the related Final Installation Contracts) to be performed by Landlord's general contractor in the interests of coordination efficiency and critical path management. Tenant intends to independently procure and provide the primary equipment and materials to be installed pursuant to the Final Installation Contracts as described below in the definition of "Tenant's Final Installation Work" (i.e., the Final Installation
                                                  ---
Work that is intended to be transferred to Landlord's general contractor is intended to be solely "installation" supervision and not procurement management). Tenant shall be responsible for payment of the cost of performing the Final Installation Work in accordance with the payment terms contained in the Final Installation Contracts (accordingly, Rent shall not be increased by any portion of the cost of performing the Final Installation Work). Landlord and Tenant agree to cooperate with each other, in the exercise of commercially reasonable diligence, in attempting to cause the applicable portions of the Final Installation Contracts to be transferred to Landlord's general contractor and Landlord agrees to use its reasonable efforts to cause Landlord's general contractor to accept coordination responsibility for such items of Final Installation Work. The following provisions shall apply to those Final Installation Contracts (or certain items of work therein) that are ultimately transferred to Landlord's general contractor: (1) Landlord's general contractor shall accept and assume responsibility for such Final Installation Contracts; and (2) the work performed under such Final Installation Contracts shall be deemed included in the work performed by Landlord for all purposes of this Lease Agreement, including, without limitation, Section 2.7 (Construction Guaranty), but excluding Tenant's obligation to pay for the cost of performing the Final Installation Contracts pursuant to the terms set forth herein.

     As used in this Lease Agreement, the defined phrase "Tenant's Final Installation Work" shall mean: (i) those items within the scope of work described in the Final Installation Contracts that Tenant voluntarily elects to retain and will not be transferred to Landlord's general contractor; and (ii) those items within the scope of work described in the Final Installation Contracts that, notwithstanding Landlord's reasonable efforts, Landlord's general contractor has not agreed to accept.

           (c)  Substantial Completion.  The term "Substantial Completion" shall
                ----------------------
mean the last to occur of:

                (i)  Certificate of Occupancy -- the day that Tenant receives
                     ------------------------
notice that a Certificate of Occupancy has been issued by Lee County, Florida with respect to the base Building and Tenant improvements in accordance with the "Final Plans and Specifications" (as hereinafter defined) (which notice must include a true and complete copy of such Certificate of Occupancy);

                (ii) Certificate of Architect -- the day that Tenant receives an
                     -------------------------
original, fully executed and sealed Certificate of Substantial Completion on AIA Form G704 (1994) and issued by Smallwood, Reynolds, Stewart & Stewart Architects, Inc. certifying to Tenant that the Landlord's Improvements, to the best of its knowledge and belief after review and inspection, have been completed in accordance with the applicable construction documents, with the only exception of so-called "punch list" items.

           (d)  Lease Year.  For the purposes of this Lease Agreement, the term
                ----------
"Lease Year" shall be defined as follows. The first Lease Year shall begin on the Commencement Date. The first Lease Year will end twelve (12) months after the Commencement Date. Each subsequent Lease Year shall commence on the day immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) full calendar months. Promptly after the Commencement Date the parties shall execute and deliver a written statement which verifies the actual Commencement Date.

     1.2.  Lease Renewal Options.
           ---------------------

           (a) Tenant shall have the right to renew this Lease Agreement for two (2) additional terms of five (5) years (each hereinafter referred to as a "Renewal Term"), provided that (i) Tenant gives Landlord written notice of its renewal of this Lease Agreement no later than one (1) year prior to the expiration of the Initial Term or Renewal Term, as the case may be, and (ii) Tenant is not then in material default under the terms of this Lease Agreement, beyond any applicable notice and cure periods, and this Lease Agreement is in full force and effect. References to the "Term" shall mean the term of this Lease Agreement, and shall include the Initial Term and, if applicable, the Renewal Term(s). The Base Rent to be paid during the first year of each Renewal Term shall be the lesser of (x) the then existing Base Rent, as escalated by two and one-half percent (2.5%), or (y) ninety-five percent (95%) of the market rent then being paid by other tenants occupying a similar amount of space at a comparable building and project in Lee County, Florida (the "Renewal Base Rent"). In the event Tenant provides Landlord with notice of its exercise of its option to renew, Tenant and Landlord shall negotiate in good faith to determine the market rent to be paid during the applicable renewal term, based upon the foregoing criteria. If the parties are unable to agree upon the market rent described in the preceding clause (y) within thirty (30) days after the giving of Tenant's notice of intent to renew, then the parties shall submit the dispute to binding arbitration as provided in Section 22.27 below. The Base Rent shall escalate by two and one-half percent (2.5%) per annum, cumulative and compounded, during any renewal or extension period to the same extent as during the Initial Term and the Tenant shall remain obligated to also pay Additional Rent and Operating Expenses during any renewal or extension period to the same extent as obligated during the Initial Term.

2.   CONSTRUCTION OF IMPROVEMENTS.
     ----------------------------

     2.1.  Landlord's Improvements.  The Building shall consist of a two story
           -----------------------
building of approximately 62,400 "Rentable Square Feet" (as such term is defined in Section 3.1 below). The Building will be constructed by Landlord at its sole cost and expense and delivered to Tenant in "turnkey" condition. The Building and other Improvements to be constructed by Landlord shall be designed and constructed in accordance with the "Final Plans and Specifications" (as hereinafter defined) (collectively, the "Landlord's Improvements"). Landlord agrees to furnish at Landlord's sole cost and expense all of the material, labor, and equipment for the construction of the Landlord's Improvements. Landlord's Improvements shall be constructed in a good and workmanlike manner in accordance with the Final Plans and Specifications and Landlord agrees to complete the construction thereof in accordance with the applicable building code in effect at the time of issuance of the building permits and all other applicable Laws as they are presently interpreted and enforced by the governmental bodies having jurisdiction thereof

     2.2.  Current Plans; Review Period; Final Plans And Specifications.
           ------------------------------------------------------------

           (a)  Current Plans.  The Demised Premises shall include and
                -------------
incorporate all those certain design and program elements described in the following documents (collectively, the "Current Plans"):

                (i) The floor plan of the Building prepared by Smallwood, Reynolds, Stewart & Stewart Architects, Inc. ("Smallwood") dated May 22, 1997;

                (ii) The Schematic Plans and Specifications prepared by the Perry Company dated May 22, 1997 (the "Schematic Plans and
     Specifications");

               (iii) The Construction Schedule prepared by the Perry Company dated June 24, 1997 (the "Construction Schedule").

           (b)  Review Period.  The term "Review Period" shall mean a five (5)
                -------------
business day period after receipt by Tenant and Corporate Design Group, LLP (at the addresses set forth in Section 2.2 (e) below) (collectively, "Tenant's Review Team"), or Landlord as the case may be, during which such party shall review the submitted documents and provide comments or approve such documents pursuant to the terms set forth in this Section 2.2.

           (c)  Approved Final Plans and Specifications.  Landlord, at its sole
                ---------------------------------------
cost and expense, shall cause proposed Final Plans and Specifications for the Demised Premises to be prepared in accordance with the Current Plans and the building code and all other applicable laws referenced in Section 2.1 above. Upon completion of all proposed Final Plans and Specifications, Landlord shall submit the same (and all subsequent amendments thereto) to Tenant's Review Team for its approval. Tenant's Review Team shall have a Review Period to approve, reject or comment on, in writing, a submission of the proposed Final Plans and Specifications furnished by Landlord. Tenant's Review Team shall respond in writing within the

Review Period and if such response does not unconditionally approve Landlord's submission, Tenant's Review Team will include in its response a reasonable explanation of those comments that are not self-explanatory ("Tenant's Response"). Upon Landlord's receipt of Tenant's Response, Landlord and Tenant shall meet to agree on changes in the proposed Final Plans and Specifications that are not inconsistent with the Current Plans within a Review Period commencing upon Landlord's receipt of Tenant's Response. If the proposed Final Plans and Specifications are not approved within this Review Period, the proposed Final Plans and Specifications of Landlord and the proposed Final Plans and Specifications of Tenant shall be immediately submitted to the "Independent Architect" in accordance with Section 2.2(f). Once the proposed Final Plans and Specifications have been approved by Tenant in accordance with this Section, the proposed Final Plans and Specifications shall be approved in writing by Landlord and Tenant and be deemed the "Approved Final Plans and Specifications" and shall be deemed incorporated into this Lease.

           (e)  Tenant's Review Team.   In the event the time of (i) Tenant's
                --------------------
review exceeds any Review Period, or (ii) a critical item, as shown on the Construction Schedule, is disapproved by Tenant and subsequently the Independent Architect finds for Landlord with respect to such critical item, then the "Completion Date" and "Outside Delivery Date" (as hereinafter defined) shall be extended for the same amount of days by which the actual review and approval time exceeded such Review Period (the total number of such extension days is referred to as the "Tenant Review Delay"). Any Final Plans and Specifications or documentation requiring approval of Tenant shall be delivered to the attention of Tenant, Attention: Mr. Brent Genovese, with a copy to Mr. Paul Parker, at the following addresses, by courier, Airborne Express, Federal Express or Certified Mail:


                Brent Genovese                 Paul Parker
                56 Top Gallant Road            56 Top Gallant Road
                P.O. Box 10212                 P.O. Box 10212
                Stamford, CT  06904-2212       Stamford. CT  06904-2212
                Telephone:  (203) 316-6525     Telephone: (203) 316-6475
                Facsimile:  (203) 316-6841


The Review Period shall commence immediately upon receipt of the proposed Final Plans and Specifications or other documentation by Tenant's Review Team or any individual within their respective offices accepting delivery of same.

           (f)  Independent Architect.  Disputes arising in connection with the
                ---------------------
approvals required under this Section 2.2 shall be referred to Hellmuth, Obata & Kassabaum (the "Independent Architect") for binding arbitration. These arbitration proceedings shall be conducted in Tampa, Florida and the parties acknowledge the Contractor shall be included as a party to the binding arbitration. With respect to any binding arbitration conducted under this Section, Independent Architect shall enter a final written decision within five
(5) days of the receipt of the proposed Final Plans and Specifications and written comments of each party. Neither party can dismiss the Independent Architect appointed hereunder without the written consent of the other party. Should the Independent Architect be dismissed by mutual agreement of the parties or should the Independent Architect resign this appointment, a new independent third party architect will be selected by mutual agreement of the parties. The Independent Architect's reasonable fees and costs shall be shared equally between Landlord and Tenant.

     2.3.  Excused Delay.  Landlord shall diligently proceed with the
           -------------
construction of the Landlord's Improvements and complete the same and deliver possession thereof to Tenant on or before February 1,

1998 (the "Completion Date"); provided, however if delay is caused or
                              --------
contributed to by act (including change orders) or neglect of Tenant, or those acting for or under Tenant, labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or non-action of public utilities, or federal governments affecting the work, or action or non-action of Seller, as hereinafter defined, (and not caused by Landlord), or other entities exercising control over the Property via restrictive covenants or other causes beyond Landlord's reasonable control then the time of completion of said construction shall be extended for the additional time caused by such delay. The delays resulting from the events described in this Section 2.3 are each hereinafter referred to as an "Excused Delay" and the events are each hereinafter referred to as "Force Majeure Events."

     2.4.  Possession of Demised Premises.  If the Landlord's Improvements are
           ------------------------------
not Substantially Completed on or prior to the Completion Date but are partially ready for occupancy, Tenant may, but need not, occupy the portion of same that is ready for occupancy, and in the event of such occupancy Tenant shall pay to Landlord the pro rata portion of the full Base Rent and the pro rata portion of the full amount of other obligations to be paid by Tenant hereunder equitably based upon the area of the Building occupied by Tenant. Base Rent and the payment of other obligations to be paid by Tenant shall commence upon the Commencement Date; provided, however that in the event the Landlord's
                   --------
Improvements are partially completed and partially ready for occupancy, and are occupied by Tenant, a pro rata portion of the Base Rent and the pro rata portion of all other obligations to be paid by Tenant shall be payable commencing with such date of partial occupancy, and shall be equitably adjusted from time to time based upon the area of the portion of Landlord's Improvements actually occupied by Tenant. Prior to such partial occupancy, Tenant and/or Tenant's contractors shall have been able to install its machinery, equipment, fixtures and other personal property within the portion of the Demised Premises to be occupied by Tenant. In performing such pre-occupancy work, Tenant shall not thereby interfere with the completion of construction or occasion any labor dispute as a result of such installations and Tenant hereby agrees to assume all risk of loss or damage to such machinery, equipment, fixtures and other personal property, and to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property, and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent caused by Tenant or its contractors in connection with such installations, except for liability, loss or damage to the extent caused by Landlord's negligence or willful misconduct (or of Landlord's agents, contractors or employees).

     2.5.  Landlord's Failure to Timely Deliver.  Landlord shall deliver the
           ------------------------------------
completed Landlord's Improvements no later than the Completion Date; provided,
                                                                     --------
however that the Completion Date may be extended, due to an Excused Delay
-------
without Landlord being thereby responsible to pay liquidated damages to Tenant. Subject to Excused Delay, in the event Substantial Completion takes place on or after the Completion Date, Landlord shall pay to Tenant as liquidated damages (and not as a penalty) an amount equal to two times the per diem Base Rent for each day beyond the Completion Date that the Landlord's Improvements have not achieved Substantial Completion. Such payment shall be in the form of cash or as an offset against Rent due by Tenant, at the option of Landlord.

     2.6.  Outside Delivery Date.  In the event Landlord fails or is unable to
           ---------------------
achieve Substantial Completion of the Landlord's Improvements on or prior to April 15, 1998, provided, however, that such date may be extended "day for day"
                --------  -------
by an Excused Delay (the "Outside Delivery Date"); then Tenant may, in its sole and absolute discretion, cancel and terminate this Lease Agreement by providing written notice thereof to Landlord within thirty (30) days following the Outside Delivery Date (but prior to Substantial Completion), whereupon this Lease Agreement shall terminate effective as of the date set forth in Tenant's notice, or Tenant's right to terminate under this Section 2.6 is waived (but Tenant's other rights under this Lease or at law or in equity are not waived in such event and are hereby expressly reserved). Landlord shall use commercially reasonable efforts and proceed with commercially reasonable diligence to complete the construction of the Building and Demised Premises by February 1, 1998.

     2.7.  Construction Guaranty.  Landlord guarantees the Landlord's
           ---------------------
Improvements (excluding those items installed or materials purchased by Tenant in connection with Final Installation Work and Tenant Final Installation Work) against defective workmanship and/or materials for a period of one (1) year from the date of "Substantial Completion" (as defined in Section 1.1 above) of Landlord's Improvements and Landlord agrees, at its sole cost and expense, to repair or replace any defective item occasioned by poor workmanship and/or materials during said one-year period. Any such cost will not be considered part of Operating Expenses, as hereinafter defined, during this one (1) year period. Thereafter, all such costs, to the extent not covered by applicable warranties, shall be considered Operating Expenses.

     2.8.  Tenant's Acceptance of Demised Premises.  Within a period of ninety
           ---------------------------------------
(90) days after the Commencement Date, Tenant shall notify Landlord, in writing, of all portions of the Landlord's Improvements which are incomplete and Landlord shall forthwith complete such items; however, such obligation shall not include
                                     -------
or apply to any aspects of the Landlord's Improvements which consist of latent defects or other aspects which would not be apparent upon a visual inspection of the Landlord's Improvements.

     2.9.  Tenant Improvements.  Included in the Landlord's Improvements shall
           -------------------
be certain interior improvements for Tenant ("Tenant Improvements"), which Landlord will provide, to the extent of $14.42 per square foot based on a 62,400 square foot building (the "Tenant Improvement Allowance"). If the cost of the Tenant Improvements exceeds the Tenant Improvement Allowance, Tenant shall pay any difference between the Tenant Improvement Allowance and the actual costs of the Tenant Improvements as approved in the Current Plans within ten (10) days of receipt of an invoice, together with verifying documentation, from Landlord. In the event the actual cost of the Tenant Improvements of the Demised Premises is less than $14.42 per square foot (the "Tenant Improvement Savings"), Landlord, at its option, shall either (i) pay the amount of the Tenant Improvement Savings to Tenant in the form of cash, (ii) pay the amount of the Tenant Improvement Savings to Tenant by setoff against the next Rent Payment or payments due, or
(iii) reduce the Base Rent by an amount calculated according to the following formula: Tenant Improvements Savings x 9% / Rentable Square Feet of the Building = reduction in Base Rent.

     2.10. Government Concessions.  Landlord and Tenant agree to use their
           ----------------------
best commercially reasonable efforts to seek concessions from all agencies having jurisdiction over the construction or operation of the Building in the form of reduced impact fees, taxes or other government related costs. In the event actual cost savings are generated as a result of such efforts, Landlord, at its option, shall either (i) pay the amount of the actual cost savings to Tenant in the form of cash, (ii) pay the amount of the actual cost savings to Tenant by setoff against the next Rent Payment or payments due, or (iii) reduce the Base Rent by an amount calculated according to the following formula:
Dollar amount of concessions x 9% / Rentable Square Feet of Building = reduction in Base Rent.

     2.11. Option Property 1.  At any time before February 15, 2002, Tenant
           -----------------
shall have the right to notify Landlord in writing of its desire to expand into a separate, free-standing facility containing between 30,000 rentable square feet and 32,000 rentable square feet (the "Small Option Building") to be constructed by Landlord on the property described in Exhibit B attached hereto (the "Exhibit B Property"), with occupancy provided to Tenant within nine (9) months from the date Landlord and Tenant enter into a mutually agreeable lease for the Small Option Building (the "Small Option Building Lease"). Landlord and Tenant shall enter into the Small Option Building Lease within thirty (30) days of such written notification and the full execution of the Small Option Building Lease by and between Landlord and Tenant shall be a condition precedent to Landlord exercising its option under its Option Agreement with Seller, as hereinafter defined, to purchase the Exhibit B Property. In addition to other mutually agreeable terms, the Small Option Building Lease shall provide that (i) the term of the Small Option Building Lease shall be for a minimum of ten (10) years, (ii) the Initial Term shall be extended through the expiration of the Small Option Building Lease, and (iii) the Rent for the Small Option Building shall be mutually determined by Landlord and Tenant within thirty (30) days of receipt of Tenant's notification to Landlord of its desire to expand into the Small Option Building. Tenant's exercise of its rights under this Section 2.11 terminates all of Tenant's rights under Section 2.12. Landlord and Tenant agree that Landlord's failure to perform its obligations under this Section 2.11 shall not constitute a breach of its obligations under this Lease, that this Section 2.11 is a separate and independent obligation of Landlord and that Tenant shall have the right to bring a separate and independent action for damages against Landlord under this
Section 2.11 subject to the terms and conditions of Sections 22.20, 22.21 and 22.26, which are incorporated into this Section 2.11 by this reference.

     2.12.  Option Property 2.  At any time before February 15, 2002, Tenant
            -----------------
shall have the right to notify Landlord in writing of its desire to expand into a separate, freestanding facility containing between 60,000 rentable square feet and 75,000 rentable square feet (the "Large Option Building"), to be constructed by Landlord on the Exhibit B Property and the property described in Exhibit C attached hereto (the "Exhibit C Property") with occupancy provided to Tenant within nine (9) months from the date Landlord and Tenant enter into a mutually agreeable lease for the Large Option Building (the "Large Option Building Lease"). Landlord and Tenant shall enter into the Large Option Building Lease within thirty (30) days of such written notification and the full execution of the Large Option Building Lease by and between Landlord and Tenant shall be a condition precedent to Landlord exercising its option under its Option Agreement with Seller, as hereinafter defined, to purchase the Exhibit B Property and the Exhibit C Property. In addition to other mutually agreeable terms, the Large Option Building Lease shall provide that (i) the term of the Large Option Building Lease shall be for a minimum of 10 years, (ii) the Initial Term shall be extended through the expiration of the Large Option Building Lease, and (iii) the Rent for the Large Option Building shall be mutually determined by Landlord and Tenant within thirty (30) days of receipt of Tenant's notification of its desire to expand into the Large Option Building. Tenant's exercise of its rights under this Section 2.12 terminates all of Tenant's rights under Section
2.11. Landlord and Tenant agree that Landlord's failure to perform its obligations under this Section 2.12 shall not constitute a breach of its obligations under this Lease, that this Section 2.12 is a separate and independent obligation of Landlord and that Tenant shall have the right to bring a separate and independent action for damages against Landlord under this
Section 2.12 subject to the terms and conditions of Sections 22.20, 22.21, and 22.26, which are incorporated into this Section 2.12 by this reference.

     2.13.  Proposed Plat.  Landlord and Tenant acknowledge that the Land needs
            -------------
to be platted prior to the Commencement Date and Landlord and Tenant hereby approve that certain preliminary plat prepared by Thomas J. Garris, P.L.S. #3741, Reference Number 9345PCS for filing and recording with the applicable authorities in Lee County, Florida.

     2.14.  Right of First Offer.  For the period commencing on the Commencement
            --------------------
Date and ending on the date that Hogan Triad Ft. Myers I, Ltd ("Triad") sells the Demised Premises, Tenant shall have the continuing right of first offer with respect to Demised Premises as set forth in this Section. In the event Triad desires to sell, exchange or otherwise dispose of the Demised

Premises (or a portion thereof), then Triad shall transmit a true and complete copy of the offer that Triad is willing to accept ("Offer") to Tenant, along with its other information regarding the Offer which is in the possession of or available to Triad on a reasonable basis in order to allow Tenant to evaluate the Offer. Tenant may elect to accept the Offer by providing notice of such election to Triad within 15 days after Tenant's receipt of the Offer related information as aforesaid. If Tenant fails to provide notice of such election on or before the expiration of such 15 day period, then Tenant will be deemed to have rejected the Offer and Triad may sell the Demised Premises to any purchaser for a price equal to or greater than 90% of the Offer. If Tenant timely elects to accept such offer, then the parties hereto shall proceed to consummate the transactions set forth in the Offer pursuant to the terms and provisions thereof; provided, however, that closing shall occur no later than the outside closing date set forth in the Offer, but in no event shall Tenant be required to consummate closing prior to the date that is 90 days after receipt of the Offer and related information. If Tenant elects (or is deemed to have elected) to reject the Offer, Triad shall be entitled to market the Demised Premises for Sale (or exchange) to any other potential purchasers; provided, however, in the event that Triad receives an Offer that Triad is prepared to accept which offer is more than 10% lower than the Purchase Price contained in the Offer that Tenant did not accept, Triad shall present such modified Offer to Tenant whereupon Tenant shall have the same rights to accept or reject the modified Offer as described above with respect to the Offer.


3.   RENT.
     ----

     3.1.  Rent.  In consideration of the leasing of the Demised Premises and
           ----
the construction of the Landlord's Improvements referred to in Article 2 hereof, Tenant covenants to pay Landlord, without previous demand therefor and without any right of setoff or deduction whatsoever (except as otherwise expressly provided hereinafter), at the address of Landlord set forth hereinbelow, or at such other place as Landlord may from time to time designate in writing, a rental for the initial Term of this Lease as follows:

           (a)  Rent Components.  Tenant shall pay rent in an amount equal to
                ---------------
$12.87 per "Rentable Square Foot" (as such term is hereinafter defined) based on a 62,400 square foot Building, subject to adjustment pursuant to this Lease Agreement ("Rent"), the components of which are (i) $12.06 per rentable Square Foot for base rent, which amount is based on Current Plans and is subject to adjustment pursuant to this Lease Agreement ("Base Rent"), and (ii) $.81, which represents the estimated total of the Operating Expenses as defined in Section
6.2 (collectively the "Estimated First Year Operating Expenses"). If the actual Rentable Square Feet as determined by Section 3.1(g) is greater than or less than 62,400 square feet, the rent per square foot will be adjusted so that the gross rent is equal to the product of $12.87 per square foot times 62,400 square feet. Rent shall be payable in equal monthly installments, in advance, together with any Federal, State, local or other jurisdictional sales or use taxes.

           (b)  Rent Schedule.  Tenant shall pay Rent in accordance with the
                -------------
following schedule:

                (i) Year 1:  During the first Lease Year, Tenant's Base Rent
                    ------
                    shall be based on 41,600 Rentable Square Feet. Operating Expenses shall be based on the total square feet within the Building ("the Total Building Space").

               (ii)  Year 2:  During the second Lease Year, Tenant's Base Rent,
                     ------
                     increased as set forth in Section 3.1(c) herein, shall be based on 52,000 Rentable Square Feet. Operating expenses, as adjusted pursuant to Section 3.1(d) herein, shall be based on the Total Building Space.

               (iii) Year 3 and Subsequent Years:  During the third Lease Year
                     ---------------------------
                     and all subsequent years, Tenant's Base Rent and Operating Expenses, as adjusted by Sections 3.1(c) and 3.1(d) herein, shall be based on the Total Building Space.

           (c)  Base Rent Increase.  Beginning on the first day of the second
                ------------------
Lease Year, and continuing annually thereafter, Base Rent per square foot (or the Renewal Base Rent, if applicable) shall be increased by an amount equal to two and one-half percent (2.5%) per year, cumulative and compounded.

           (d)  Base Year Operating Expenses.  Landlord and Tenant acknowledge
                ----------------------------
that the Estimated First Year Operating Expenses reflect only an estimate of Operating Expenses based on Landlord's experience in developing, owning and managing similar buildings. Therefore, at the end of the First Lease Year, Landlord shall calculate actual Operating Expenses for the First Lease Year and those expenses, subject to the adjustments set forth below, collectively shall be deemed the "Base Year Operating Expenses".

           (e)  Operating Expense Adjustments.  The parties each acknowledge
                -----------------------------
that the Rent specified in sub Section (a) of this Section 3 does not provide for increases in Operating Expenses (as hereinafter defined) which may hereafter affect the Building; accordingly, during the Term of this Lease, and any extension(s) thereof, beginning with the first day of the Second Lease Year, Tenant shall pay to Landlord in the form of Additional Rent (plus any applicable tax), estimated increased Operating Expenses (including real estate taxes) over the Base Year Operating Expenses (the "Estimated Increase").

           To implement and effect the foregoing obligation of Tenant to pay the Estimated Increase, Tenant shall pay Landlord on or before the first day of each calendar month one-twelfth (1/12) of the amount of the Estimated Increase for the then current Lease Year. There shall be an annual reconciliation between what Tenant paid and what Tenant should have paid within ninety (90) days following the end of each Lease Year. Any amount paid by Tenant which exceeds the correct amount due shall be credited to the next succeeding payment of Rent due under this Section 3.1. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within ten (10) days of receipt of written notice from Landlord. Tenant's obligation to pay the adjustments described in this Section 3.1(e) shall survive the expiration or earlier termination of this Lease. Tenant shall have thirty (30) days immediately following the submission to it by Landlord of each applicable adjustment calculation to objection to such particular calculation. Should Tenant fail duly and timely to object to such particular calculation, which object, to be effective, must be in writing and must state the specifics of such particular objection, then the parties understand and agree, Landlord's calculation shall be conclusively deemed to be correct.

           Landlord, simultaneously with its submission to Tenant of each applicable year-end adjustment calculation, shall submit to Tenant a reasonably detailed statement of Operating Expenses to include, where reasonably appropriate, backup data. Tenant shall have the right, by itself, or through its employees or agents, at reasonable times and at a reasonable place in Tampa, Florida, designated by Landlord, to audit Landlord's books and records in support of the then applicable year-end adjustment calculation. Tenant agrees that it will not divulge or disclose to third parties (other than Tenant's attorneys, accountants, auditors or similar professionals, where in each instance such "outside" parties have a bona fide "need to know") any data, information, etc., disclosed by Landlord to Tenant (or its auditors) under the terms and provisions of this Section 3.1(e). If there is a timely written objection by Tenant (see final two sentences of the immediately preceding Section), and if Landlord and Tenant are unable to resolve such objection within thirty (30) days following the delivery by Tenant to Landlord of such written objection, then Tenant shall immediately thereafter pay Landlord what Landlord claims is due. The dispute may then be submitted by Tenant to binding arbitration by the American Arbitration Association in Tampa, Florida, in accordance with its then prevailing rules. Judgment upon the arbitration award may be entered in any court in Tampa, Florida, having jurisdiction. The arbitrators shall have no power to change the provisions of this Lease. The arbitration panel shall consist of three arbitrators, one of whom shall be a commercial real estate attorney actively engaged in the practice of law for at least the last 5 years, another of whom shall be a certified public accountant actively engaged in the practice of accounting in the commercial real estate area for at least the last 5 years, and the third of whom shall be a licensed real estate broker actively engaged in the commercial leasing brokerage area for at least the last 5 years. Both parties shall continue to perform their respective Lease obligations during the pendency of any arbitration proceedings. If it is determined by such arbitration that Tenant overpaid the amount due, the overpaid amount, together with interest thereon at the rate of two percent (2%) above the "prime rate" or "base rate" from time to time announced by NationsBank, N.A. [or its successors] (such rate of interest is sometimes referred to herein as the "Maximum Rate of Interest and shall be charged from the date when the same is due hereunder until the same shall be paid, but in no event shall such rate be in excess of the maximum rate permitted by law), shall be paid by Landlord to Tenant within ten (10) days, or, at Tenant's election, applied to the Rent next due under this Lease. For the purposes of that portion of this Lease dealing with attorney's fees, Tenant shall not be deemed to be "the prevailing party" unless it is determined by such arbitration that Tenant overpaid by more than five percent (5%) the Estimated Increases. Likewise for the purposes of that portion of this Lease dealing with attorney's fees, Landlord shall not be deemed to be "the prevailing party" unless it is determined by such arbitration that Tenant has underpaid by more than five percent (5%) the Estimated Increases. Subject to the foregoing, the arbitrators shall have the power to award reasonable attorney's fees and reasonable expenses and costs.

           (f)  First Year Operating Expenses.  In the event actual Operating
                -----------------------------
Expenses for the first Lease Year are less than the Estimated First Year Operating Expenses, Tenant shall receive a credit against the next succeeding payment of Operating Expenses equal to the amount by which the Estimated First Year Operating Expenses exceeded actual First Year Operating Expenses. In the event Estimated First Year Operating Expenses are less than actual First Year Operating Expenses, Tenant shall pay the balance due within ten (10) days of receipt of written notice from Landlord.

           (g) For the purposes of this Lease Agreement, the term "Rentable Square Feet" shall mean the total square footage of the Building measured from the exterior surface of each outer wall to the exterior surface of the opposite outer wall. On or before the date which is thirty (30) days prior to the anticipated Commencement Date, Landlord shall submit to Tenant a statement in writing, certified as being true and correct by Landlord's architect, of the exact number of Rentable Square Feet contained in the Demised Premises. Such calculation and certification shall be subject to verification by Tenant and/or Tenant's architect at Tenant's cost and expense. In the event of a dispute as to the Rentable Square Feet, Landlord and Tenant agree to submit the dispute to the Independent Architect under and pursuant to the terms of Section 2.2(f).

     3.2.  Additional Rent.  In addition to the payment of Rent, Tenant shall
           ---------------
be responsible for
paying or satisfying the amount by which the actual Operating Expenses, as defined in Section 6.2, exceed the Estimated First Year Operating Expenses or the Base Year Operating Expenses, as the case may be.

     3.3.  Delinquent Rental Payments.  All payments of Base Rent and
           --------------------------
Additional Rent shall be payable without previous demand therefor and without any right of setoff or deduction whatsoever, and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in addition to all its other rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease Agreement or by law in the case of nonpayment of Rent or Additional Rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Any installment of Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid when due or within ten (10) days thereafter shall bear interest at the Maximum Rate of Interest.

4.   USE OF DEMISED PREMISES.
     -----------------------

     4.1.  Permitted Use.  The Demised Premises including all buildings or
           -------------
other improvements hereafter erected upon the same shall be used for such activities as may be lawfully carried on in and about the Demised Premises, provided that such use does not violate the terms of any restrictive covenants.
--------
Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder, or which would cause structural injury to the improvements or cause the value or usefulness of the Demised Premises, or any portion thereof, substantially to diminish (reasonable wear and tear excepted), or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

     4.2.  Preservation of Demised Premises.  Tenant shall not use, suffer, or
           --------------------------------
permit the Demised Premises, or any portion thereof, to be used by Tenant, any third party or the public in such manner as might reasonably tend to impair Landlord's title to the Demised Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Demised Premises, or any portion thereof. Nothing in this Lease Agreement contained and no action nor inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Demised Premises.

5.   HAZARDOUS SUBSTANCES.
     --------------------

     5.1.  Tenant's Covenants Regarding Hazardous Substances.
           -------------------------------------------------

           (a) In connection with Tenant's use and occupancy of the Demised Premises, Tenant shall at all times and in all respects comply with all applicable federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "Hazardous Materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

          (b) Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Demised Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises (excluding therefrom, however, normal sanitary sewer discharge, it being understood and agreed by the parties hereto that Landlord shall be responsible for costs and expenses associated with normal sanitary sewer permits and authorizations with respect to the Demised Premises). Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials placed or installed on the Demised Premises by Tenant, its agents, employees or contractors, to be removed from the Demised Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials. Tenant shall in all respects, handle, treat, deal with and manage any and all such Hazardous Materials in, on, under or about the Demised Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws regarding such Hazardous Materials are solely the responsibility of Tenant unless otherwise required by law. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials which were installed or placed in the Demised Premises by Tenant, its agents, employees or contractors, to be removed from the Demised Premises and transported for use, storage or disposal in accordance with and in complete compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any such Hazardous Materials in, on, about or under the Demised Premises or in any Improvement situated on the Land, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any such Hazardous Materials in any way connected with the Demised Premises or the Improvements on the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove all tanks or fixtures which were installed or placed in or on the Demised Premises by Tenant, its agents, employees or contractors, and which contain or contained or are contaminated with Hazardous Materials.

          (c) Promptly after Tenant acquires actual knowledge of same, Tenant shall notify Landlord in writing of (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws with respect to the Demised Premises;
(ii) any claim made or threatened by any person against Landlord, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials placed or installed on the Demised Premises by Tenant, its agents, employees or contractors; and (iii) any reports made to any environmental agency arising out of or in connection with any such Hazardous Materials in, on or about the Demised Premises or with respect to any such Hazardous Materials removed from the Demised Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises or Tenant's use thereof. Upon written request therefor by Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Law), Tenant shall promptly deliver to Landlord notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials removed from the Demised Premises. All such manifests shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Landlord.

           (d) Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises or the Improvements placed or installed thereon by Tenant, its agents, employees or contractors or from the transportation or disposal of such Hazardous Materials to or from the Demised Premises to the extent caused by Tenant whether knowingly or unknowingly. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease Agreement. For purposes of the indemnity provided herein, any acts or omissions of Tenant, or its employees, agents, customers, sub-lessees, assignees, contractors or sub-contractors of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

           (e) Landlord may, at its expense, commission an environmental audit of the Demised Premises at any time after prior written notice to Tenant.

     5.2.  Landlord's Covenants Regarding Hazardous Substances.
           ---------------------------------------------------

           (a) Landlord warrants and represents (i) that, to the best of its present knowledge, the Demised Premises will be at the Commencement Date free from any Hazardous Materials and shall comply with all applicable Hazardous Materials Laws; (ii) that the Demised Premises are and will be at the Commencement Date free of any asbestos or asbestos containing substance; (iii) that Landlord has never received any notice of any violation of or non-compliance with any Hazardous Material Laws as regards the Demised Premises;
(iv) that, except for use or discharge in strict accordance and conformity with all applicable laws, Landlord has never caused or permitted any Hazardous Material, asbestos or asbestos-containing substance to be placed, held, located or disposed of on, under or at the Premises or any part thereof. Landlord shall indemnify and hold Tenant harmless from and against any and all loss, damage, cost or expense (including but not limited to clean-up costs and losses relating to interruption or cessation of operations) arising out of or relating to any breach of any of the foregoing warranties and representations.

           (b) In connection with Landlord's ownership, development, operation, management and maintenance and replacement of the Project (including the Demised Premises) (such activity by or at the bequest of Landlord and/or its affiliate being hereinafter collectively called the "Landlord's Activities"), Landlord shall at all times and in all respects comply with all Hazardous Materials Laws.

           (c) Landlord shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals in connection with Landlord's Activities, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Project. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Landlord shall cause any and all Hazardous Materials to be removed from the Project and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials. Landlord shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Project in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws with respect to the Landlord's Activities are solely the responsibility of Landlord. Landlord shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Demised Premises or in any Improvement situated on the Land, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Demised Premises or the Improvements on the Land without first notifying Tenant of Landlord's intention to do so and affording Tenant ample opportunity to appear, intervene or otherwise appropriately assert and protect Tenant's interest with respect thereto.

           (d) Promptly after Landlord acquires actual knowledge of same, Landlord shall notify Tenant in writing of (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws with respect to the Project;
(ii) any claim made or threatened by any person against Tenant, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and
(iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Project or with respect to any Hazardous Materials removed from the Project, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Landlord shall also provide to Tenant, as promptly as possible, and in any event within five (5) business days after Landlord first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Project or Landlord's Activities.

           (e) Landlord shall indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold Tenant and each of Tenant's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Project or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Project to the extent caused by Landlord, its agents, employees or contractors, whether knowingly or unknowingly. Landlord's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Project or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease Agreement. For purposes of the indemnity provided herein, any acts or omissions of Landlord, or its employees, agents, customers, sub-lessees, assignees, contractors or sub-contractors of Landlord (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord.

6.   OPERATING EXPENSES.
     ------------------

     6.1.  Payment of Operating Expenses.  In addition to Rent during the First
           -----------------------------
Lease Year (which
includes the Estimated First Year Operating Expenses), Tenant shall pay to Landlord as "Additional Rent" the amount by which actual "Operating Expenses" (as such term is hereinafter defined) for each Lease Year exceed the Estimated First Year Operating Expenses during the first Lease Year of the Initial Term and the "Base Year Operating Expenses" each Lease Year thereafter.

     6.2.  Definition of Operating Expenses.  Subject to the exclusions set
           --------------------------------
forth in Section 6.3 below, for the purposes of this Lease Agreement, the term "Operating Expenses" shall mean the total cost or expense, incurred by Landlord operating, repairing or maintaining the Demised Premises and sales, use and other similar taxes which are paid by Tenant to Landlord together with the monthly installments of Rent. Operating Expenses shall include, without limitation, the following:

           (a) Wages, salaries, payroll costs, and benefits paid to or on behalf of Landlord's employees directly engaged in the operation, maintenance, repair and security (pro rated to reflect only that portion of the employee(s) time serving the Demised Premises and excluding any time, expenses, etc. to the extent relating to any other building or property owned, operated or managed by Landlord or any affiliate of Landlord).

           (b) Administrative costs of management, including a reasonable and customary management fee, provided the management fee does not exceed three (3) percent of the Rent.

           (c)  Cost of insurance required by Article 8.

           (d) Any cost or expense incurred by Landlord in connection with maintaining its option agreement for the Exhibit C Property under Section 2.12.

     6.3.  Certain Exclusions from Operating Expenses.
           ------------------------------------------

           (a) Notwithstanding the terms and provisions of Section 6.2 or of any other terms or provision of this Lease Agreement, the following shall be excluded from Operating Expenses: (1) leasing commissions, (2) subject to Tenant's obligation to make "Tenant's Compliance Contribution" pursuant to
Section 11.1, costs incurred by Landlord for alterations or additions that are considered capital improvements and/or replacements under generally accepted accounting principles; (3) any depreciation or amortization on the Project; (4) subject to Tenant's obligation to make "Tenant's Compliance Contribution" pursuant to Section 11.1, costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools as determined in accordance with generally accepted accounting principles;
(5) costs, fines or penalties incurred due to a violation by Landlord of any of the terms and conditions of this lease or any other lease relating to the Project, or of any Laws; (6) interest on debt or amortization payments, or increases in interest on debt, or any mortgages and rental under any ground or underlying lease, or any other debt for borrowed money; (7) repairs and any other work occasioned by fire, windstorm or other casualty which are paid from insurance or condemnation proceeds; (8) fines, penalties or late charges incurred because of Landlord's failure to promptly pay an obligation; and (9) any cost or expense which is already passed onto Tenant (or reimbursed to Landlord) pursuant to some other term or provision of this Lease Agreement, or any expense billed to and paid directly by Tenant on its own account or on behalf of Landlord and (10) the cost of constructing the Improvements and preparing the Demised Premises for occupancy by Tenant.

           (b)  Capital Improvements.  Tenant shall not be obligated to pay for
                --------------------
any costs of a capital nature, subject to the following two qualifications: (1) Tenant shall be obligated to pay "Tenant's

Compliance Contribution" pursuant to Section 11.1; and (2) if during the Initial Term (or any Renewal Term) Landlord and Tenant mutually agree that a capital improvement would result in a reduction in Operating Expenses, Landlord and Tenant may (at the time that they mutually approve such capital improvement) agree upon a portion of the amortization of such capital improvement to be included in the definition of "Operating Expenses", provided, however, it is the intent of the parties that in no event will the portion of the amortization included in Operating Expenses exceed the cost savings associated with the capital improvement and if Landlord incurs a cost of a capital nature without obtaining Tenant's prior written consent and agreement, Tenant shall not be responsible for paying any portion of such capital cost.


          (c)  Tenant's Direct Obligations.  Except for Landlord's obligations
               ---------------------------
under Section 10.1(a) and Operating Expenses as set forth in Section 6.2, Tenant shall directly maintain, pay and perform any and all other obligations and charges in connection with Tenant's use and occupancy of the Demised Premises, including, without limitation, business license or similar permit fees (but not Certificate of Occupancy or construction related permits, licenses or other authorizations, all of which shall be paid by Landlord). In the event Tenant fails to perform, pay or discharge any such obligations or charges when due without penalty or interest, Landlord may, but shall not be obligated to pay the same. In the event Landlord makes any such payment, Tenant shall immediately reimburse Landlord therefore together with interest at the Maximum Rate of Interest on such amount within 15 days of demand by Landlord. Further, Tenant agrees to indemnify, defend and hold Landlord harmless from and against Tenant's failure to comply with this Section 6.3(c). The direct obligations and charges related to Tenant's use and occupancy of the Demised Premises under this Section 6.3(c) shall include but not be limited to the following:

               (i) Cost of all utilities as set forth in Article 9 including but not limited to electricity, water and sewer.

               (ii) All supplies and materials used in operation and maintenance of the Demised Premises.

               (iii) Cost of any maintenance or service agreements such as alarm or security service (excluding the cost of any separate alarm or security service paid for by Tenant), landscape maintenance, window cleaning, and air conditioning service.

               (iv) Cost of repairs, replacements and general maintenance, excluding capital improvements, except as otherwise provided in
          Section 6.3(b) and Section 11.1 hereinafter.

               (v) All assessments by Gateway Services District and any other applicable assessments or charged levied by entities having jurisdiction thereof, pursuant to restrictive covenants or law, against the Demised Premises.

               (vi)   All impositions as set forth in Article 7.

               (vii)  Cost to provide janitorial service.

               (viii) Cost to keep and maintain the Building, the Demised Premises, common facilities, common areas, parking area, sidewalks and appurtenances in a first class condition.

                (ix) Cost to adequately light the Building and the Demised Premises, and provide and replace lamps and related equipment when necessary.

                (x) Cost to provide hot and cold water and sanitary and toilet facilities and supplies for use by Tenant, its employees and invitees.

                (xi) Cost to furnish and provide the Demised Premises with electric current for lighting, normal office use, heating, air conditioning and office machines, such as duplicating and word processing equipment and computer terminals.

                (xii) Cost to provide sufficient elevator service for access to the Demised Premises. (At least one (1) elevator shall operate during non-business hours, affording access to the Premises.)

                (xiii) Cost to provide adequate security services for the Demised Premises, the Building and common areas in and around the Building, including fire and burglar alarm devices and guard protection, to perform annual inspection and/ or testing of the smoke detectors and fire extinguishers in the Demised Premises and elsewhere in the Building and to provide for the periodic maintain and annual inspection of the Building fire alarm system.


7.   PAYMENT OF TAXES, ASSESSMENTS, ETC.
     ----------------------------------

     7.1.  Payment of Impositions.  Tenant covenants and agrees to pay during
           ----------------------
the Term directly to the applicable authority before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, special assessments, water rates and charges, sewer rates and charges, including charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, and all other charges or burdens of whatsoever kind and nature (including costs, fees, and expenses of complying with any restrictive covenants or similar agreements to which the Demised Premises are subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Demised Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen (all of which are sometimes herein referred to as "Impositions"), which at any time during the Term may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Demised Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and such easements or rights as may now or hereafter be appurtenant or appertain to the use of the Demised Premises. Tenant shall be able to take advantage of all applicable discounts for early payment of Impositions. Neither the Impositions nor any other charge passed onto Tenant shall ever include any (i) profit, income, revenue or similar tax upon the income of Landlord or any franchise, excise, corporate, estate, partnership, inheritance, succession, capital levy, transfer, documentary or similar tax of Landlord, or (ii) any charge, fee or amount due and payable in connection with the design, development or construction of the Demised Premises. Tenant shall pay all special (or similar) assessments for public improvements or benefits which, during the Term shall be laid, assessed, levied or imposed upon or become payable or become a lien upon the Demised Premises, or any portion thereof, provided, however, that if by law
                                              --------
any special assessment is payable (without default) or, at the option of the owner, may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment, in installments as the same respectively become payable and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Tenant shall pay all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Demised Premises, or any portion thereof, which are due and payable during the Term. Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance) which are payable prior to the commencement and after the expiration or sooner termination of the Term. Tenant shall pay all real estate taxes, whether heretofore or hereafter levied or assessed upon the Demised Premises, or any portion thereof, which are due and payable during the Term. Landlord shall pay all real estate taxes which are payable prior to the commencement of the Term. Any provision herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments attributable to the Demised Premises prior to and after the Term which the number of days in said years not within the Term bears to 365, and Tenant shall pay the balance of said real estate taxes and installments of special assessments during said years.

     7.2.  Tenant's Right to Contest Impositions.  Tenant shall have the right
           -------------------------------------
at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment, or a payment thereof under protest, would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 7.1 hereof, Tenant may postpone or defer payment of such Imposition if (i) neither the Demised Premises nor any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost, and (ii) Tenant shall have deposited with Landlord cash or a certificate of deposit or irrevocable letter of credit payable to Landlord issued by a national bank or federal savings and loan association or other security reasonably acceptable to Landlord in the amount of the Imposition so contested and unpaid, together with all interest and penalties which may accrue in Landlord's reasonable judgment in connection therewith, and all charges that may or might be assessed against or become a charge on the Demised Premises, or any portion thereof, during the pendency of such proceedings. If, during the continuance of such proceedings, Landlord shall, from time to time, reasonably deem the amount deposited, as aforesaid, insufficient, Tenant shall, upon demand of Landlord, make additional deposits of such additional sums of money or such additional certificates of deposit or irrevocable letters of credit as Landlord may reasonably request. Upon failure of Tenant to make such additional deposits, the amount theretofore deposited may be applied by Landlord to the payment, removal and discharge of such Imposition, and the interest, fines and penalties in connection therewith, and any costs, fees (including attorney's fees) and other liability (including costs incurred by Landlord) accruing in any such proceedings. Upon the termination or final determination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including reasonable attorney's fees, interest, penalties, fines and other liability in connection therewith, and upon such payment Landlord shall return all amounts, certificates or other security deposited with it with respect to the contest of such Imposition, as aforesaid, or, at the written direction of Tenant, Landlord shall make such payment out of the funds on deposit with Landlord and the balance, if any, shall be returned to Tenant. Tenant shall be entitled to the refund of any Imposition, penalty, fine and interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant. Landlord shall not be required to join in any proceedings referred to in this Section 7.2 unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require. Landlord shall not ultimately be subject to any liability for the payment of any fees, including attorney's fees, costs and expenses in connection with such proceedings. Tenant agrees to pay all such fees (including reasonable attorney's fees), costs and expenses or, within ten (10) days of Landlord's demand, to make reimbursement to Landlord for such payment. During the time when any such certificate of deposit or other security is on deposit with Landlord, and prior to the time when the same is returned to Tenant or applied against the payment, removal or discharge of Impositions, as above provided, Tenant shall be entitled to receive all interest paid thereon. Cash deposits shall bear interest.

     7.3.  Levies and Other Taxes.  If, at any time during the term of this
           ----------------------
Lease Agreement, any method of taxation shall be such that there shall be levied, assessed or imposed on Landlord, or on the Base Rent or Additional Rent, or on the Demised Premises, or any portion thereof, a capital levy, gross receipts tax or other tax on the rents received therefrom, or a franchise tax, or an assessment, levy or charge measured by or based in whole or in part upon such rents, Tenant covenants to pay and discharge the same, it being the intention of the parties hereto that the rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind or description, except as in this Lease Agreement otherwise expressly provided. Nothing in this Lease Agreement shall require Tenant to pay any profit, income, revenue or similar tax upon the income of Landlord or any franchise, excise, corporate, estate, partnership, inheritance, succession, capital, levy, transfer, documentary or similar tax of Landlord.

     7.4.  Evidence of Payment. Tenant covenants to furnish Landlord, within
           -------------------
thirty (30) days after the date upon which any Imposition or other tax, assessment, levy or charge is payable by Tenant without imposition of any fine, penalty, interest or cost, official receipts of the appropriate taxing authority, or other appropriate proof satisfactory to Landlord, evidencing the payment of the same. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or other tax, assessment, levy or charge may be relied upon by Landlord as sufficient evidence that such Imposition or other tax, assessment, levy or charge is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

     7.5.  Landlord's Right to Contest Impositions.  In addition to the right
           ---------------------------------------
of Tenant under Section 7.2 to contest the amount or validity of Impositions, Landlord shall also have the right, but not the obligation, to contest the amount or validity, in whole or in part, of any Impositions not contested by Tenant, by appropriate proceedings conducted in the name of Landlord or in the name of Landlord and Tenant. If Landlord elects to contest the amount or validity, in whole or in part, of any Impositions, such contests by Landlord shall be at Landlord's expense, provided, however that if the amounts payable by
                                -----------------
Tenant for Impositions are reduced (or if a proposed increase in such amounts is avoided or reduced) by reason of Landlord's contest of Impositions, Tenant shall reimburse Landlord for Tenant's pro-rata share of Landlord's actual and reasonable costs incurred by Landlord in contesting Impositions, but such reimbursements shall not be in excess of the amount saved by Tenant by reason of Landlord's actions in contesting such Impositions.

     7.6  Separate Assessment.  Landlord represents and warrants to Tenant that
          -------------------
the Demised Premises are currently separately assessed from the remainder of the Project (or other portions thereof), or are capable of being separately assessed and will be so assessed in the next assessment cycle.

8.   INSURANCE.
     ---------

     8.1.  Landlord's Casualty Insurance Obligations.  In connection with Rent
           -----------------------------------------
and Additional Rent to be paid by Tenant to Landlord, Landlord agrees to obtain and continuously maintain in full force and effect during the Term, commencing with the date that Rent (full or partial) commences, policies of insurance covering the Improvements constructed, installed or located on the Demised Premises naming the Tenant, as an additional insured, against: (i) loss or damage by fire; (ii) loss or damage from such other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement," including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (iii) loss for flood if the Demised Premises are in a designated flood or flood insurance area; (iv) loss from so-called explosion, collapse and underground hazards; (v) loss of rental insurance for at least a twelve (12) month period; and (vi) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use, occupancy and location to the Improvements. At all times, such insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements. "Full Replacement Cost" shall be interpreted to mean the cost of replacing the Improvements without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees connected with the restoration or replacement of the Improvements in the event of damage thereto or destruction thereof. If a sprinkler system shall be located in the Improvements, sprinkler leakage insurance shall be procured and continuously maintained by Landlord. For the period prior to the date when full or partial Rent commences hereunder Landlord, at its sole cost and expense, shall also maintain in full force and effect, on a completed value basis, insurance coverage on the Building and Improvements on Builder's Risk or other comparable coverage. Landlord and Tenant shall require any contractor, subcontractor, sub-subcontractor, laborer or materialman that works on the Demised Premises for Landlord or Tenant to provide a satisfactory certificate of insurance to the other prior to commencement of any such work.

     8.2.  Tenant's Liability and Other Insurance Coverage.  During the Term,
           -----------------------------------------------
Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect the following insurance coverage:

           (a) Commercial general liability insurance against any loss, liability or damage on, about or relating to the Demised Premises, or any portion thereof, with limits of not less than Two Million Dollars ($2,000,000.00) combined single limit coverage, per occurrence and aggregate, on an occurrence basis. Any such insurance obtained and maintained by Tenant shall name Landlord as an additional insured therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the State of Florida. Such insurance shall specifically insure (by contractual liability endorsement) Tenant's obligations under Section 21.1 of this Lease Agreement.

           (b) Such other insurance and in such amounts as may from time to time be reasonably required by Landlord, against other insurable hazards which
                                                                 -------
at the time are commonly insured against in the case of premises and/or buildings or improvements similar in construction, design, general location, use, occupancy and location to those on or appurtenant to the Demised Premises and at commercially reasonable rates.

     The insurance set forth in this Section 8.2 shall be maintained by Tenant at not less than the limits set forth herein until reasonably required to be changed firm time to time by Landlord, in writing, whereupon Tenant covenants to obtain and maintain thereafter such protection in the amount or amounts so required by Landlord.

     8.3.  Landlord's Liability Insurance Coverage.  During the Term, Landlord,
           ---------------------------------------
at its sole cost and expense, shall obtain and continuously maintain in full force and effect commercial general liability insurance against any loss, liability or damage on, about or relating to the Project, or any portion thereof, with limits of not less than Five Million Dollars ($5,000,000.00) combined single limit coverage, per occurrence and aggregate, on an occurrence basis. Any such insurance obtained and maintained by Landlord shall name Tenant as an additional insured therein (unless Tenant elects to self insure under Section 8.10, in which event Tenant shall be removed as an additional insured), and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the State of Florida. Such insurance shall specifically insure (by contractual liability endorsement) Landlord's obligations under Section 21.2 of this Lease Agreement.

     8.4.  Extended Coverage Insurance Provisions.  All policies of insurance
           --------------------------------------
required by Section 8.1 shall provide that the proceeds thereof shall be payable to Landlord and if Landlord so requests shall also be payable to any contract purchaser of the Demised Premises and the holder of any mortgages now or hereafter becoming a lien on the fee of the Demised Premises, or any portion thereof, as the interest of such purchaser or holder appears pursuant to a standard named insured or mortgagee clause. Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in Section 8.1 hereof, unless Landlord is named therein as an additional insured with loss payable as in said Section 8.1 provided. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord original certificates evidencing the same.

     8.5.  General Insurance Requirements.  Each policy required under Sections
           ------------------------------
8.1 and 8.2 shall have attached thereto (i) an endorsement that such policy shall not be canceled or materially changed without at least thirty (30) days prior written notice to the party named therein as an additional insured, and
(ii) an endorsement to the effect that the insurance as to the interest of the party named as additional insured shall not be invalidated by any act or neglect of the insuring party. All policies of insurance shall be written on companies reasonably satisfactory to the party named as an additional insured therein and licensed in the State of Florida. Certificates evidencing insurance shall be in a form reasonably acceptable to the recipient party, shall be delivered to such party upon commencement of the Term and prior to expiration of such policy, new certificates evidencing such insurance, shall be delivered to such party not less than twenty (20) days prior to the expiration of the then current policy term.

     8.6.  Waiver of Subrogation.  Landlord and Tenant shall include in the
           ---------------------
policy or policies of insurance required by this Article 8 a waiver by the insurer of all rights of subrogation against Landlord or Tenant in connection with any loss or damage thereby insured against. Neither party, nor its agents, employees or guests, shall be liable to the other for loss or damage caused by the risk covered by such insurance.

     8.7.  Tenant's Personal Property Coverage.  Tenant, at its option, shall
           -----------------------------------
maintain insurance coverage (including loss of use and business interruption coverage) upon Tenant's business and upon all personal property of Tenant or the personal property of others kept, stored or maintained on the Demised Premises against loss or damage by fire, windstorm or other casualties or causes for such amount as Tenant may desire.

     8.8.  Unearned Premiums.  Upon expiration or sooner termination of the
           -----------------
Term, the unearned
premiums upon any insurance policies or certificates thereof lodged with Tenant by Landlord shall, subject to the provisions of Article 14 hereof, be payable to Tenant.

     8.9.  Blanket Insurance Coverage. Nothing in this Article shall prevent
           --------------------------
Tenant from taking out insurance of the kind and in the amount provided for under the preceding Sections of this Article under a blanket insurance policy or policies (evidence thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Demised Premises; provided, however, that any such policy
                                        --------
of blanket insurance of the kind provided for shall (i) specify therein the amounts thereof exclusively allocated to the Demised Premises or Tenant shall furnish Landlord and the holder of any fee mortgage with a written statement from the insurers under such policies specifying the amounts of the total insurance exclusively allocated to the Demised Premises, and (ii) not contain any clause which would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy; and provided further, however, that
                                             ----------------
such policies of blanket insurance shall, as respects the Demised Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article.

     8.10. Tenant's Self-Insurance. Notwithstanding anything herein to the
           -----------------------
contrary, upon ninety (90) days prior written notice to Landlord, Tenant may from time to time self-insure with respect to any or all of the risks required to be insured against by Tenant under this Lease Agreement; subject to its continued waiver of subrogation under Section 8.6 hereinabove and provided that Tenant provides satisfactory evidence to Landlord that Tenant has a net worth in excess of $100,000,000.00. In connection therewith, Tenant shall be required to deliver to Landlord, from time to time, at Landlord's request, updated financial information of Tenant certifying that Tenant has a net worth in excess of $100,000,000.00 (the "Net Worth Certification"). The mere purchase and existence of insurance by the Tenant, or the Tenant's decision to self-insure does not reduce or relieve the Tenant from liability incurred and/or assumed within the scope of this Lease.

     8.11  Worker's Compensation
           ---------------------

     Landlord shall carry appropriate workers' compensation and employers' liability insurance on those of its employees who may at any time enter the Demised Premises and agrees to indemnify and hold harmless Tenant from and against any and all expenses connected with claims made by Landlord's employees for injuries incurred at the Demised Premises.

9.   UTILITIES.
     ---------

     9.1.  Payment of Utilities. During the Term, Tenant will pay directly to
           --------------------
the applicable utility company, when due without the imposition of any fine, penalty, interest of costs, all charges of every nature, kind or description for utilities furnished solely to the Demised Premises or chargeable solely against the Demised Premises, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power, or other public or private utility services. Prior to the Commencement Date, Landlord shall pay for all utilities or services at the Demised Premises used by it or its agents, employees or contractors (excluding therefrom, however, any utilities consumed in connection with construction of the Demised Premises). All such charges for utilities are Operating Expenses pursuant to Section 6 hereinabove.

10.  REPAIRS.
     -------

     10.1. (a) Landlord's Repairs. Landlord, at its sole cost and expense
               ------------------
(subject to Landlord's right to receive Tenant's Compliance Contribution pursuant to Section 11.1(b) as Operating Expenses pursuant to Section 6.1), throughout the Term, shall take good care of the roof, structure (which, for the purposes of this Agreement shall mean load bearing walls, foundation, roof system and exterior panels, excluding items of a cosmetic nature) and paved parking areas (in accordance with Section 10.5 herein) in the Demised Premises (including any improvements hereafter erected or installed on the Land), and shall keep the same in good order and condition, and shall make and perform all routine maintenance thereof and all necessary repairs thereto, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used in this Article, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Landlord shall be at least equal in quality to the original work and shall be made by Landlord in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Landlord shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Improvements.

           (b) Tenants Repairs. Except to the extent otherwise set forth in
               ---------------
Section 10.1(a) above, Tenant, at its sole cost and expense, throughout the Term, shall take good care of the Demised Premises and shall keep the same in good order and condition, and shall make and perform all routine maintenance thereof and all necessary repairs thereto, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used in this Article, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality to the original work and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any damage or injury to the Improvements.

     10.2. Maintenance. Except to the extent otherwise set forth in Section
           -----------
10.1(a) above, Tenant, at its sole cost and expense, shall take good care of, repair and maintain all driveways, pathways, roadways, sidewalks, curbs, spur tracts, parking areas (in accordance with Section 10.5 herein), loading areas, landscaped areas, entrances and passageways of the Demised Premises in good order and repair and shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, parking areas, loading areas, entrances and passageways, and keep all portions of the Demised Premises including areas appurtenant thereto, in a clean and orderly condition free of dirt, rubbish, debris and unlawful obstructions. Further, Tenant shall keep the Demised Premises safe for human occupancy and use.

     All work performed by Tenant under this Article 10 shall provide for containment of any toxic materials which may be encountered and shall be in strict conformance with OSHA and EPA standards and local building codes and regulations. Landlord shall not use toxic paint or other materials which may emit fumes or odors harmful to Tenant's employees.

     10.3. Prohibition Against Waste. Tenant shall not do or suffer any
           -------------------------
waste or damage, disfigurement or injury to the Demised Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein or permit or suffer any overloading of the floors or other use of the

Improvements that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

     10.4. Service Agreements. Tenant, at its sole cost and expense, shall
           ------------------
maintain contracts for servicing the systems serving the Demised Premises, including, without limitation, landscape maintenance, pest control, security, wells or lift stations, if applicable, generators, window cleaning, trash removal, parking lot maintenance and sweeping, fire safety maintenance and inspection, signage maintenance, exterior painting, interior cosmetic maintenance such as wall covering, painting walls and carpeting, plumbing repairs and general plumbing maintenance, the elevator system and the HVAC System, with contractors and pursuant to contracts reasonably satisfactory to Landlord. Tenant shall provide Landlord with copies of such contracts and information regarding such contractors for Landlord's approval, which approval shall not be unreasonably withheld.

     10.5  Parking Areas. Tenant shall be responsible for ordinary repairs,
           -------------
maintenance and sweeping of all parking areas, including any routine pothole patching or repair. Tenant shall cause the parking areas to be resealed and restriped as needed, but in no event less than once every three (3) years. Landlord shall be responsible for resurfacing the parking areas upon the recommendation of an independent parking consultant selected by Landlord and Tenant; however, in the event Tenant fails to adhere to the resealing and restriping schedule set forth herein, Landlord shall be relieved of such responsibility and any required resurfacing shall be the sole responsibility of Tenant.

11.  COMPLIANCE WITH LAWS AND ORDINANCES.
     -----------------------------------

     11.1. Compliance with Laws and Ordinances. As used in this Lease
           -----------------------------------
Agreement, the term "Laws" shall mean all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Demised Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Demised Premises, or any portion thereof or the sidewalks, curbs, roadways, alleys, entrances or railroad tract facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Demised Premises, or such adjacent or appurtenant facilities, including, without limitation, the Americans with Disabilities Act. Landlord shall be responsible for constructing Landlord's Improvements in accordance with all Laws, as such laws exist as of the date of the issuance of its building permits and certificate of occupancy. At all times during Tenant's occupancy of the Demised Premises (or any portion thereof), Tenant shall cease and remove any violation of Laws resulting from Tenant's specific use of the Demised Premises other than for general office use. Landlord and Tenant mutually acknowledge that amendments to existing Laws or enactment of new Laws taking effect after the Commencement Date may require that substantial cost be incurred in making physical alterations or improvement to Landlord's Improvements (physical alterations or improvements to the Landlord's Improvements that are required to be made during the initial term or any renewal term to bring the Demised Premises into compliance with amendments to existing Laws or enactments of new Laws are collectively referred to as "Future Compliance Improvements"). The term "Future Compliance Improvements" shall not include any improvements necessary due to Landlord's failure to comply with all existing Laws as they related to construction of the Landlord's Improvements. Because the cost of making the Future Compliance Improvements is unforeseeable as of the Effective Date of this Lease Agreement and may be substantial, the parties hereby agree to the following with respect to making Future Compliance
Improvements:

           (a) Landlord shall have the responsibility, at Landlord's sole expense, for constructing or making the Future Compliance Improvements which are attributable solely to changes in Laws and are required for Tenant to continue to utilize Landlord's Improvements for the purposes permitted under this Lease, subject only to Tenant's obligation to pay Landlord the "Tenant's Compliance Contribution."

           (b) Except to the extent otherwise elected by Tenant or Landlord herein below, Tenant shall be required to reimburse Landlord for the cost of constructing or making the Future Compliance Improvements by paying Landlord additional Operating Expenses in a monthly amount during the Lease Term equal to the amortized cost of the Future Compliance Improvements constructed or made by Landlord, amortized over the useful life of such Future Compliance Improvements as determined by generally accepted accounting principles, such amortization period not to exceed twenty (20) years ("Tenant's Compliance Contribution"). As conditions precedent to Landlord's right to receive the Tenant's Compliance Contribution, (i) Landlord shall have delivered a written notice to Tenant stating that Landlord intends to commence a Future Compliance Improvement, which notice shall also cite the applicable Law pursuant to which the Future Compliance Improvement is being made and provide an estimate of Tenant's Compliance Contribution, and (ii) Landlord shall submit to Tenant invoices and other reasonable documentation evidencing the amounts paid by Landlord in making or constructing the Future Compliance Improvements. Upon Tenant's receipt of a notice from Landlord of Future Compliance Improvements to be constructed by Landlord, Tenant may provide Landlord with notice that Tenant will not pay Tenant's Compliance Contribution and if Tenant does not agree to pay, Landlord shall, within thirty (30) days of such notice from Tenant, elect to terminate the Lease or to pay Tenant's Compliance Contribution. If Tenant agrees to pay Tenant's Compliance Contribution, Landlord agrees to provide Tenant with reasonable documentation supporting the cost to construct the Future Improvements and Tenant's Compliance Contribution prior to the initial payment of Tenant's Compliance Contribution.

           (c) Tenant shall have the responsibility, at Tenant's sole expense, for constructing or making the Future Compliance Improvements which are solely attributable to changes in use by Tenant or alterations by Tenant.

     11.2. Compliance with Permitted Encumbrances. Tenant shall not violate
           --------------------------------------
the terms and provisions of the agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in Exhibit "D" attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant, provided, however that, although Tenant shall not violate
                       --------
the terms of such documents identified on Exhibit "D" as aforesaid, the parties acknowledge and agree that Tenant is not a party to or otherwise bound by any of such documents and that nothing in this Lease Agreement is intended or shall be deemed or construed to pass on to or otherwise impose upon Tenant the duties, obligations or liabilities of Landlord or of any other party under such documents (except for Tenant's covenant to Landlord not to violate such documents as set forth above in this Section 11.2). Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Demised Premises and required to be obtained and maintained under the terms of Article 8 hereof and shall comply with all development permits issued by governmental authorities issued in connection with the development of the Demised Premises. Landlord agrees to comply with, and perform all of its duties and obligations under, the Permitted Encumbrances (and all other agreements, contracts, easements, restrictions, reservations or covenants, if any, created during the Term that affect or relate to the Demised Premises), including, without limitation, the timely payment of and any and all sums required to be paid thereunder.

     11.3  Tenant's Right to Contest Laws and Ordinances. After prior written
           ---------------------------------------------
notice to Landlord,

Tenant, at its sole cost and expense and without cost or expense to Landlord, shall have the right to contest the validity or application of any law or ordinance referred to in this Article 11 in the name of Tenant or Landlord, or both, by appropriate legal proceedings diligently conducted but only if the terms of any such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the occurrence of any lien, charge or liability of any kind against the Demised Premises, or any portion thereof, and without subjecting Landlord or Tenant to any liability, civil or criminal, for failure so to comply therewith until the termination or final determination of such proceeding; provided, however if any lien, charge or
                                        --------
civil liability would be incurred by reason of any such delay, Tenant nevertheless, on the prior written consent of Landlord, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Tenant or Landlord to criminal liability and Tenant: (i) furnishes Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any such contest or delay; (ii) prosecutes the contest with due diligence and in good faith; and (iii) agrees to indemnify, defend and hold harmless Landlord and the Demised Premises from any charge, liability or expense whatsoever. The security furnished to Landlord by Tenant shall be in the form of a cash deposit, a Certificate of Deposit issued by a national bank or federal savings and loan association payable to Landlord or irrevocable letter of credit payable to Landlord or other form reasonably acceptable to Landlord. Said deposit shall be held, administered and distributed in accordance with the provisions of Section
7.2 hereof relating to the contest of the amount or validity of any Imposition.

     If necessary or proper to permit Tenant to contest the validity or application of any such law or ordinance, Landlord shall, at Tenant's sole cost and expense, including reasonable attorneys fees incurred by Landlord, execute and deliver any appropriate papers or other documents; provided, however, that
                                                       --------  -------
Landlord shall not be required to execute any document or consent to any proceeding which would result in the imposition of any cost, charge, expense or penalty on Landlord or the Demised Premises.

12.  MECHANIC'S LIENS AND OTHER LIENS.
     --------------------------------

     12.1. Freedom from Liens. Tenant shall not suffer or permit any mechanic's
           ------------------
lien or other lien to be filed against the Demised Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied to the Demised Premises at the request of Tenant, or anyone holding the Demised Premises, or any portion thereof, through or under Tenant. If any such mechanic's lien or other lien caused by or attributed to Tenant shall at any time be filed against the Demised Premises, or any portion thereof, Tenant shall cause the same to be discharged of record or bonded within sixty (60) days after the date of filing the same. If Tenant shall fail to discharge or bond such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, after five (5) days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Demised Premises by deposit into the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Demised Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorneys' fees of Landlord), together with interest thereon at the Maximum Rate of Interest set forth in Section 3.4 hereof, shall be repaid by Tenant to Landlord on demand by Landlord and if unpaid may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits penalties, claims, demands and obligations, including, without limitation, reasonable attorneys' fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

     All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Demised Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment finished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the state or interest of Landlord in and to the Demised Premises, or any portion thereof.

     12.2. Landlord's Indemnification. The provisions of Section 12.1 above
           --------------------------
shall not apply to any mechanic's lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Demised Premises in the performance of Landlord's obligation to construct the Landlord's Improvements required by the provisions of Article 2 hereof, and Landlord does hereby agree to indemnify and defend Tenant against and save Tenant and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorneys' fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

     12.3. Removal of Liens. Except as otherwise provided for in this Article,
           ----------------
Tenant shall not create, permit or suffer, and shall promptly discharge and satisfy of record, any other lien, encumbrance, charge, security interest, or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon the Demised Premises, or any portion thereof, or the income therefrom, or on the interest of Landlord or Tenant in the Demised Premises, or any portion thereof, save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to, in writing by Landlord, or those mortgages, assignments of rents, assignments of leases and other mortgage documentation placed thereon by Landlord in financing or refinancing the Demised Premises.

13.  INTENT OF PARTIES.
     -----------------

     13.1. No Abatement. Except as may be otherwise set forth in this Lease
           ------------
Agreement, all Rent and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, nor shall the obligations of Tenant be affected by reason of any other cause whether similar or dissimilar to the foregoing or by any laws or customs to the contrary. It is the express intent of Landlord and Tenant that unless otherwise set forth herein: (i) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Rent and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease Agreement or under applicable Law; (ii) all costs or expenses of any character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary or required in and about the Demised Premises, or any portion thereof, and Tenant's possession or authorized use thereof during the Term, shall be paid by Tenant except to the extent otherwise set forth in this Lease Agreement; (iii) all Impositions, insurance premiums, utility expense and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises, or any portion thereof, which may arise or become due during the Term, or any extension or renewal thereof, shall be paid or discharged by Tenant as Additional Rent; and
(iv) Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such costs, fees, charges, expenses, reimbursements and obligations, any interest thereon.

     13.2. Entry by Landlord. If Tenant shall at any time fail to pay Rent
           -----------------
or Additional Rent, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after prior written notice to Tenant as provided in Section 14.1 and any applicable cure period (or without notice or cure in case of emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease Agreement, may, but shall be under no obligation to do so make any payment or perform any act on Tenant's part to be paid or performed as set forth in this Lease Agreement in such manner and to such extent as Landlord may deem necessary or desirable, and Landlord may enter upon the Demised Premises for any such purpose and take all such action therein or thereon as may be necessary therefor. Nothing herein contained shall be deemed as a waiver or release of Tenant from any obligation of Tenant in this Lease Agreement contained.

     13.3. Interest on Unpaid Amounts. If Landlord performs Tenant's
           --------------------------
obligations as set forth in Section 13.2, all sums so paid by Landlord and all necessary and incidental costs and expenses, including reasonable attorneys' fees, in connection with the performance of any such act by Landlord, together with interest thereon at the Maximum Rate of interest provided for in Section
3.4 hereof from the date of making such expenditure by Landlord, shall be deemed Additional Rent hereunder and, except as is otherwise expressly provided herein, shall be payable to Landlord within ten (10) days of demand or, at the option of Landlord, may be added to any monthly installment of Rent then due or thereafter becoming due under this Lease Agreement, and Tenant covenants to pay any such sum or sums, with interest as aforesaid, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of monthly Base Rent.

14.  DEFAULTS OF TENANT.
     ------------------

     14.1  Event of Default. If any one or more of the following events (in
           ----------------
this Lease Agreement sometimes called "Event of Default" in the singular and "Events of Default" in the plural) shall happen:

           (a) If default shall be made by Tenant, by operation of law or otherwise, under the provisions of Article 17 hereof relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this Lease Agreement or in the Demised Premises or in the income arising therefrom;

           (b) If default shall be made in the due and punctual payment of any Base Rent or Additional Rent payable under this Lease Agreement or in the payment of any obligation to be paid by Tenant hereunder, when and as the same shall become due and payable without imposition of any fine, penalty, interest or cost, and such default shall continue for a period of ten (10) days after written notice thereof given by Landlord to Tenant in accordance with Section 22.3;

           (c) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease Agreement, other than those referred to in Subsections (a) and (b) of this Section 14.1, which does not expose Landlord to criminal liability, and such default shall continue for a period of thirty (30) days after written notice thereof given by Landlord to Tenant, or in the case of such a default or contingency which cannot with due diligence and in good faith be cured within thirty (30) days, and Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within thirty (30) days, that the time allowed Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith;

           (d) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease Agreement, other than those referred to in subsections (a), (b) and (c) of this Section 14.1, and which exposes Landlord to criminal liability, and such default shall continue after written notice thereof given by Landlord to Tenant, and Tenant fails to proceed timely and promptly with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with all due diligence, it being intended that in connection with a default which exposes Landlord to criminal liability that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith; then, and in any such event, Landlord, at any time thereafter during the continuance of any such Event of Default, may give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease Agreement shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease Agreement, all rights of Tenant under this Lease Agreement, including all rights of renewal whether exercised or not, shall expire and terminate. In the alternative or in addition to the foregoing remedy, Landlord may assert and have the benefit of any other remedy allowed at law, or in equity under the laws of the State of Florida.

     14.2. Surrender of Demised Premises. Upon any expiration or termination of
           -----------------------------
this Lease Agreement, Tenant shall quit and peaceably surrender the Demised Premises, and all portions thereof, to Landlord and Landlord, upon or at any time after any such expiration or termination, may, without further notice, enter upon and reenter the Demised Premises, and all portions thereof, and possess and repossess itself thereof by summary proceeding or ejectment and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises, and all portions thereof, and may have, hold and enjoy the Demised Premises and the right to receive all rental and other income of and from the same.

     14.3. Reletting by Landlord. At any time, or from time to time after any
           ---------------------
such expiration or termination, Landlord may relet the Demised Premises, or any portion thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) as Landlord, in its sole and absolute discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon any such reletting. Landlord agrees to use reasonable good faith efforts to relet the Demised Premises to mitigate damages.

     14.4. Survival of Tenant's Obligations.
           --------------------------------

           (a) No such expiration or termination of this Lease Agreement shall relieve Tenant of its liabilities and obligations under this Lease Agreement (as if this Lease Agreement had not been so terminated or expired), and such liabilities and obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises, or any portion thereof, shall have been relet, Tenant shall pay to Landlord a sum equal to the Rent, and the Additional Rent and any other charges required to be paid by Tenant, up to the time of such expiration or termination of this Lease Agreement, and thereafter Tenant, until the end of what would have been the Term in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default:

               (i) The equivalent of the amount of the Rent, Additional Rent and any other charges which would be payable by Tenant under this Lease Agreement if this Lease Agreement were still in effect, less

               (ii) The net proceeds of any reletting effected pursuant to the provisions of Section 14.3 hereof after deducting all of Landlord's actual and reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of the Demised Premises, or any portion thereof, for such reletting.

           (b) Tenant shall pay such current damages in the amount determined in accordance with the terms of this Section, as set forth in a written statement thereof from Landlord to Tenant (hereinafter called the "Deficiency"), to Landlord in monthly installments on the days on which the Rent, Additional Rent and other charges payable by Tenant would have been payable under this Lease Agreement if this Lease Agreement were still in effect, and Landlord shall be entitled to recover from Tenant each monthly installment of the Deficiency as the same shall arise.

     14.5. Damages. At any time after an Event of Default and termination of
           -------
this Lease, whether or not Landlord shall have collected any monthly Deficiency as set forth in Section 14.4, Landlord shall, at its option, be entitled to recover from Tenant, and Tenant shall pay to Landlord, within ten (10) days of Landlord's demand, as and for final damages for Tenant's default, an amount equal to the positive difference (if any) between (A) the then present value of the aggregate of the Rent, Additional Rent and other charges (as set forth in Section 6.3(c)) to be paid by Tenant hereunder for the unexpired portion of the term of the Lease Agreement (assuming this Lease Agreement had not been so terminated), minus (B) the present value of the then aggregate fair and reasonable market rent of the Demised Premises and Additional Rent and other charges (as set forth in Section 6.3(c)) to be paid by Tenant for the same period less a good faith estimate of the customary and reasonable expenses that may be incurred by Landlord in reletting the Demised Premises.

     14.6. No Waiver. No failure by Landlord or by Tenant to insist upon the
           ---------
performance of any of the terms of this Lease Agreement or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease Agreement. None of the terms of this Lease Agreement to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease Agreement, but each of the terms of this Lease Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease Agreement. No waiver of any default of Tenant herein shall be implied from any omission by Landlord to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

     14.7. Remedies Cumulative. In the event of any breach or breach by either
           -------------------
party of any of the terms contained in this Lease Agreement, the non-breaching party shall be entitled to enjoin such breach or breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though entry, reentry, summary proceedings and other remedies were not provided for in this Lease Agreement. Each remedy or right of either party provided for in this Lease Agreement shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease Agreement, or now or hereafter existing under Florida law or in equity or otherwise, and the exercise or the beginning of the exercise by Landlord or Tenant of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies.

     14.8. Bankruptcy. If, during the term of this Lease Agreement, (i) Tenant
           ----------
shall make an assignment for the benefit of creditors, (ii) a voluntary petition be filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or Tenant be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, (iii) a receiver be appointed for the property of Tenant, or (iv) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant as a result of the breach of any Law on the part of Tenant, the occurrence of any such event shall be deemed a breach of the Lease Agreement and this Lease Agreement shall, ipso facto upon the happening of any of said events, be terminated and the same shall expire as fully and completely as if the day of the happening of such event were the date hereon specifically fixed for the expiration of the term, and Tenant will then quit and surrender the Demised Premises, but Tenant shall remain liable as hereinafter provided. Notwithstanding other provisions of this Lease Agreement, or any present or future law, Landlord shall be entitled to recover from Tenant or Tenant's estate (in lieu of the equivalent of the amount of all rent and other charges unpaid at the date of such termination) the damages set forth in Section 14.4 above, unless any statute or rule of law covering the proceedings in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for damages by reason of such breach and termination of this Lease Agreement the maximum amount which may be allowed by or under any such statute or rule of law without prejudice to any fights of Landlord against any guarantor of Tenant's obligations herein. Nothing contained herein shall limit or prejudice Landlord's right to prove and obtain as damages arising out of such breach and termination the maximum amount allowed by any such statute or rule of law which may govern the proceedings in which such damages are to be proved, whether or not such amount be greater equal to, or less than the amount of damages to which Landlord is entitled under Section 14.4. Specified remedies to which Landlord may resort under the terms of this Section 14.8 are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled.

     14.9. Waiver by Tenant. Tenant hereby expressly waives, so far as permitted
           ----------------
by law, any and all right of redemption or reentry or repossession or to revive the validity and existence of this Lease Agreement in the event that Tenant shall be dispossessed by a judgment or by order of any court having jurisdiction over the Demised Premises or the interpretation of this Lease Agreement or in case of entry, reentry or repossession by Landlord or in case of any expiration or termination of this Lease Agreement.

15.  DESTRUCTION AND RESTORATION.
     ---------------------------

     15.1. Destruction and Restoration. Landlord covenants and agrees that
           ---------------------------
in case of damage to or destruction of the Improvements after the Commencement Date by fire or otherwise, Landlord, at its sole cost and expense, shall promptly restore, repair, replace and rebuild the same within a period of twelve
(12) months from the date of the damage or destruction (provided, however, such period shall be subject to Excused Delay). The Demised Premises (including Tenant's changes and alterations made pursuant to Section 20.1, provided such changes or alterations are insured by Landlord pursuant to Article 8) shall be restored as nearly as possible to the condition that the same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with Article 20 hereof) as may be reasonably acceptable to Landlord and Tenant or required by Law. Tenant shall forthwith give Landlord written notice of such damage or destruction upon the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof. Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Demised Premises, or any portion thereof, pending completion thereof are sometimes hereinafter referred to as the "Restoration." The Restoration shall be carried on and completed in accordance with the provisions and conditions of this
Article 15. If the net amount of the insurance proceeds (after deduction of all costs, expenses and fees related to recovery of the insurance proceeds) recovered by Landlord or Tenant and held by Landlord and Tenant as co-trustees is reasonably deemed insufficient by Landlord to complete the Restoration of the Improvements (exclusive of Tenant's leasehold improvements, personal property and trade fixtures which shall be restored, repaired or rebuilt out of Tenant's separate funds), Landlord shall, upon request of Tenant, deposit with Landlord and Tenant, as co-trustees a cash deposit equal to the reasonable estimate of the amount necessary to complete the Restoration of the Improvements less the amount of such insurance proceeds available.

     15.2. Application of Insurance Proceeds.
           ---------------------------------

           (a) All insurance monies recovered by Landlord or Tenant shall be held by Landlord and Tenant as co-trustees on account of such damage or destruction, less the costs, if any, to Landlord of such recovery, shall be applied to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses upon the written request of Landlord, accompanied by a certificate of the architect or a qualified professional engineer in charge of the Restoration stating that as of the date of such certificate: (i) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects, or persons, firms or corporations furnishing or supplying work, labor, services or materials for such Restoration, or is justly required to reimburse Landlord for any expenditures made by Landlord in connection with such Restoration, and when added to all sums previously paid out by Landlord and Tenant does not exceed the value of the Restoration performed to the date of such certificate by all of said parties; (ii) except for the amount, if any, stated in such certificates to be due for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials in connection with such Restoration, which, if unpaid, might become the basis of a mechanic's lien or similar lien with respect to the Restoration or a lien upon the Demised Premises, or any portion thereof, and (iii) the costs, as estimated by the person signing such certificate, of the completion of the Restoration required to be done subsequent to the date of such certificate in order to complete the Restoration do not exceed the sum of the remaining insurance monies, plus the amount deposited by Landlord, if any, remaining in the hands of Landlord and Tenant as co-trustees after payment of the sum requested in such certificate.

           (b) Landlord shall furnish Tenant at the time of any such payment with evidence reasonably satisfactory to Tenant that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied in connection with such Restoration. Landlord and Tenant as co-trustees shall not be required to pay out any insurance monies where Landlord fails to supply satisfactory evidence of the payment of work, labor, services or materials performed, famished or supplied, as aforesaid. If the insurance monies in the hands of Landlord and Tenant as co-trustees, and such other sums, if any, deposited with Landlord and Tenant as co-trustees pursuant to this Section 15.2 hereof, shall be insufficient to pay the entire costs of the Restoration, Landlord agrees to pay any deficiency promptly upon demand. Upon completion of the Restoration and payment in full thereof by Landlord, Tenant shall, within a reasonable period of time thereafter, turn over to Landlord all insurance monies or other monies then remaining upon submission of proof reasonably satisfactory to Tenant that the Restoration has been paid for in full and the damaged or destroyed Building and other improvements repaired, restored or rebuilt as nearly as possible to the condition they were in immediately prior to such damage or destruction, or with such changes or alterations as may be made in conformity with Article 20 hereof.

     15.3. Continuance of Tenant's Obligations. Except as provided for in
           -----------------------------------
Section 15.6, no destruction of or damage to the Demised Premises, or any portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease Agreement or shall relieve Tenant from its liability to pay to Landlord the Rent and Additional Rent payable under this Lease Agreement or from any of its other obligations under this Lease Agreement, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease Agreement or the Demised Premises, or any portion thereof, to Landlord or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

     15.4. Completion of Restoration. The foregoing provisions of this Article
           -------------------------
apply only to damage or destruction of the Improvements by fire, casualty or other cause occurring after the Commencement Date. Any such damage or destruction occurring prior to such time shall be restored, repaired, replaced and rebuilt by Landlord, and during such period of construction Landlord shall obtain and maintain the builder's risk insurance coverage referred to in Article 2 hereof all monies received by Landlord under its builder's risk insurance coverage shall be applied by Landlord to complete the Restoration of such damage or destruction and if such insurance proceeds are insufficient Landlord shall provide all additional funds necessary to complete the Restoration of the Improvements.

     15.5. Adjustment of Rent and Termination of Lease. In the event of damage
           -------------------------------------------
to or destruction of the Improvements, in whole or in part, under Section 15.1 hereof, the Base Rent payable hereunder the period from and after such damage or destruction to the date of Substantial Completion of the Restoration of the Improvements shall be equitably adjusted and abated based on the portion of the Improvements being utilized by Tenant after such damage or destruction. If Landlord fails to complete the Restoration of the Demised Premises required under this Lease within the time period set forth under Section 15.1 above, Tenant may terminate this Lease upon giving Landlord written notice of its election to terminate fifteen (15) days following the expiration of such time period or Tenant shall have waived its right to terminate for this breach of the Lease, except to the extent otherwise provided under this Section 15.6. If, within twenty-four (24) months prior to the expiration of the Term, the Improvements shall be destroyed or damaged to such an extent that the Restoration thereof will cost an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) over and above the net proceeds of the insurance required to be and maintained by Landlord (to be collected by Landlord and Tenant as co-trustees as provided in Section 15.2 above), hereinafter referred to as the "Excess Funds", and Landlord shall be unable or unwilling to expend out of its own funds such Excess Funds for the purpose of Restoration of such damage or destruction for occupancy by Tenant, Landlord shall, with reasonable promptness, notify Tenant, in writing, of such fact, which notice shall be accompanied by a detailed statement of the nature and extent of such damage or destruction and detailed estimates of the total cost of Restoration. Within thirty (30) days after the giving of such notice, Tenant shall notify Landlord either that (i) it will furnish, at its sole cost and expense, the Excess Funds which are necessarily required in connection with the Restoration (to be disbursed in conformity with the requirements of Section 15.2 hereof), (ii) it is unwilling to expend the Excess Funds for such purpose. Failure to give such notice within such thirty (30) day period shall be deemed an election by Tenant not to make such expenditure. In the event that Landlord elects not to expend the Excess Funds, as aforesaid, then Tenant shall have the option, within thirty (30) days after the expiration of said thirty (30) day period, to terminate this Lease Agreement and surrender the Demised Premises to Landlord by a notice, in writing, addressed to Landlord, specifying such election accompanied by Tenant's payment of the then remaining balance, if any, of the Rent and Additional Rent and other charges hereafter specified in this Section. Upon the giving of such notice and the payment of such amounts, the Term shall cease and come to an end on a day to be specified in Tenant's notice, which date shall not be more than thirty (30) days after the date of delivery of such notice by Tenant to Landlord. Tenant shall accompany such notice with its payment of all Rent and Additional Rent and other charges payable by Tenant hereunder, justly apportioned to the date of such termination. In such event Landlord shall be entitled to the proceeds of all insurance required to be carried hereunder and Tenant shall execute all documents reasonably requested by Landlord to allow such proceeds to be paid to Landlord.

     If, within twenty-four (24) months prior to the expiration of the Term, the Improvements shall be destroyed or damaged to such an extent that the Restoration thereof cannot be reasonably completed by Landlord within seven (7) months of such damage or destruction, Landlord shall, with reasonable promptness notify Tenant in writing of such fact, which notice shall be accompanied by a detailed statement of the proposed schedule for the Restoration period. Within thirty (30) days after the giving of such notice, Tenant shall notify Landlord either that (i) it will agree to the construction schedule of Landlord or (ii) it will elect to terminate this Lease Agreement and surrender the Demised Premises to Landlord by notice in writing addressed to Landlord specifying such election accompanied by Tenant's payment of the then remaining balance, if any, of the Rent and Additional Rent and other charges due and owing by Tenant under this Lease Agreement. Upon the giving of such notice and the payment of such amounts, the Term shall cease and come to an end on a day to be specified in Tenant's notice, which date shall not be more than 30 days after the delivery of such notice by Tenant to Landlord. In such event Landlord shall be entitled to the proceeds of all insurance required to be carried hereunder and Tenant shall execute all documents reasonably requested by Landlord to allow such proceeds to be paid to Landlord.

16.  CONDEMNATION.
     ------------

     16.1. Condemnation of Entire Demised Premises.
           ---------------------------------------

           (a) If, during the Term, the entire Demised Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "Proceedings"), this Lease Agreement and all right, title and interest of Tenant hereunder shall cease and come to an end on the sooner of (i) the date of vesting of title pursuant to such Proceedings, or (ii) the date on which Tenant can no longer occupy the Demised Premises as set forth herein and Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such awards, damages, consequential damages and compensation to Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease Agreement, except as hereinafter provided in subsection (b).

           (b) In any taking of the Demised Premises, or any portion thereof, whether or not this Lease Agreement is terminated as in this Section provided, Tenant shall not be entitled to any portion of the award for the taking of the Demised Premises or damage to the Improvements, except as otherwise provided for in Section 16.3 with respect to the restoration of the Improvements, or for the estate or interest of Tenant therein, all such award, damages, consequential damages and compensation being hereby assigned to Landlord, and Tenant hereby waives any right it now has or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease Agreement, except that Tenant shall have, nevertheless, the limited right to prove in the Proceedings and to receive any award which may be made for damages to or condemnation of Tenant's trade fixtures and equipment, the damage to Tenant's business and for Tenant's relocation costs, and moving expenses and reestablishment costs in connection therewith.

     16.2. Partial Condemnation/Termination of Lease. If, during the Initial
           -----------------------------------------
Term of this Lease Agreement, or any extension or renewal thereof, less than the entire Demised Premises, shall be taken in any such Proceedings, this Lease Agreement shall, upon the sooner of (i) the date of vesting of title in the Proceedings or (ii) the date on which Tenant can no longer occupy the Demised Premises as set forth herein that constitutes a "Material Partial Condemnation" (as defined below), terminate as to the portion of the Demised Premises so taken, and Tenant may, at its option, terminate this Lease Agreement as to the remainder of the Demised Premises. A "Material Partial Condemnation" shall mean a taking pursuant to which the business of Tenant conducted in the portion of the Demised Premises taken cannot reasonably be carried on with substantially the same scope, utility and efficiency in the remainder of the Demised Premises. Such termination as to the remainder of the Demised Premises shall be effected by notice in writing given not more than sixty (60) days after the date of vesting of title in such Proceedings, and shall specify a date not more than sixty (60) days after the giving of such notice as the date for such termination. Upon the date specified in such notice, the Term, and all right, title and interest of Tenant hereunder, shall cease and come to an end. In the event that Tenant elects not to terminate this Lease Agreement as to the remainder of the Demised Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of Section 16.3 below.

     16.3. Partial Condemnation/Continuation of Lease. If, during the Initial
           ------------------------------------------
Term, or any extension or renewal thereof, less than the entire Demised Premises shall be taken in any such Proceeding, and this Lease Agreement is not terminated as in Section 16.2 hereof provided (a "Minor Partial Condemnation"), this Lease Agreement shall, upon the sooner of (i) the date of vesting of title in the Proceedings or (ii) the date on which Tenant can no longer occupy the Demised Premises as set forth herein, terminate as to the parts so taken. The net amount of the award (after deduction of all costs and expenses, including attorneys' fees) shall be held by Landlord and Tenant as co-trustees and applied as hereinafter provided. Landlord, in such case, covenants and agrees, at Landlord's sole cost and expense (subject to reimbursement to the extent hereinafter provided), promptly to restore that portion of the Improvements on the Demised Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease Agreement provided, but only to the extent such award or proceeds are actually made available to Landlord. In the event that the net amount of the award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord and held by Landlord and Tenant as co-trustees in any such Proceedings for physical damage to the Improvements as a result of such taking is insufficient to pay all costs of such restoration work, Landlord shall deposit with Landlord and Tenant as co-trustees such additional sum as may be required. Landlord and Tenant as co-trustees agree in connection with such restoration work to apply so much of the net amount of any award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord and held by Landlord and Tenant as co-trustees in any such Proceedings for physical damage to the Improvements as a result of such taking to the costs of such restoration work thereof and the said net award for physical damage to the Improvements as a result of such taking shall be paid out from time to time to Landlord, or on behalf of Landlord, as such restoration work progresses upon the written request of Tenant, which shall be accompanied by a certificate of the architect or the registered professional engineer in charge of the restoration work stating that:
(i) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects or other persons, firms or corporations furnishing or supplying work, labor, services or materials for such restoration work or as is justly required to reimburse Landlord for expenditures made by Landlord in connection with such restoration work, and when added to all sums previously paid out by Landlord and Tenant as co-trustees does not exceed the value of the restoration work performed to the date of such certificate. If payment of the award for physical damage to the Improvements as a result of such taking, as aforesaid, shall not be received by Landlord in time to permit payments as the restoration work progresses (except in the event of an appeal of the award by Landlord), Landlord shall, nevertheless, perform and fully pay for such work without delay (except such Excused Delays as are referred to in Article 2.3 hereof), and payment of the amount to which Landlord may be entitled shall thereafter be made by Tenant out of the net award for physical damage to the Improvements as a result of such taking as and when payment of such award is received by Tenant. If Landlord appeals an award and payment of the award is delayed pending appeal Landlord shall, nevertheless, perform and fully pay for such work without delay (except such Excused Delays as are referred to in Article 2.3 hereof). Landlord shall also furnish Landlord and Tenant as co-trustees with each certificate hereinabove referred to, together with evidence reasonably satisfactory to Landlord and Tenant as co-trustees that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied, or claimed to have been performed, furnished or supplied, in connection with such restoration work, and that no liens have been filed against the Demised Premises, or any portion thereof Landlord and Tenant as co-trustees shall not be required to pay out any funds when there are unpaid bills for work, labor, services or materials performed, furnished or supplied in connection with such restoration work, or where a lien for work, labor, services or materials performed, furnished or supplied has been placed against the Demised Premises, or any portion thereof. Upon completion of the restoration work and payment in full therefor by Landlord, and upon submission of proof reasonably satisfactory to Landlord that the restoration work has been paid for in full and that the Improvements have been restored or rebuilt to a complete architectural and mechanical unit for the use and occupancy of Tenant as provided in this Lease Agreement, Landlord and Tenant as co-trustees shall pay over to Landlord any portion of the cash deposit furnished by Landlord then remaining. From and after the date of delivery of possession to the condemning authority pursuant to the Proceedings, a just and proportionate part of the Base Rent and Operating Expenses, according to the extent and nature of such taking, shall abate for the remainder of the Term.

     16.4. Continuance of Obligations. In the event of any termination of this
           --------------------------
Lease Agreement, or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Base Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Demised Premises so taken in such Proceedings with respect to which this Lease Agreement shall have terminated justly apportioned to the date of such termination. In the event this Lease Agreement is not terminated in accordance with the terms of this
Article 16, then from and after the sooner of (i) the date of vesting of title in such Proceedings or (ii) the date on which Tenant can no longer occupy the Demised Premises as set forth herein, Tenant shall continue to pay the Base
Rent and Additional Rent and other charges payable hereunder, as in this Lease Agreement provided, to be paid by Tenant subject to an abatement of a just and proportionate part of the Base Rent and Operating Expenses according to the extent and nature of such taking as provided for in Section 16.5 with respect to the Demised Premises remaining after such taking.

     16.5. Adjustment of Rent. In the event of a partial taking of the Demised
           ------------------
Premises under Section 16.2 hereof, or a partial taking of the Demised Premises under Section 16.3 hereof, followed by Tenant's election not to terminate this Lease Agreement, the fixed Base Rent payable hereunder during the period from and after the sooner of the date of vesting of title in such Proceedings or the date on which Tenant can no longer occupy the Demised Premises as set forth herein to the termination of this Lease Agreement shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the value of the Demised Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the value of the

Demised Premises prior to such taking.

     16.6. Determination of "Material Partial Condemnation" and "Minor Partial
           -------------------------------------------------------------------
Condemnation;" Arbitration. Landlord and Tenant shall make reasonable, good
--------------------------
faith efforts to reach agreement whether a taking pursuant to Proceedings constitutes a "Material Partial Condemnation" or a "Minor Partial Condemnation" as defined in Article 16. If the parties are unable to reach agreement, such dispute shall be resolved by binding arbitration using the same procedure as is set forth in Section 22.27, subject to the following modifications: (i) the appraiser(s) shall be instructed to determine whether the applicable condemnation constitutes a "Material Partial Condemnation" or a "Minor Partial Condemnation" as defined in Article 16 (not market value); and (ii) last sentence of Section 22.27 will be deemed modified to provide that the determination of at least two of the three appraisers shall prevail.

17.  ASSIGNMENT, SUBLETTING, ETC.
     ----------------------------

     17.1. Restriction on Transfer (Transfer Requiring Landlord Consent).
           -------------------------------------------------------------
Except with respect to Permitted Transfers (as such term is hereinafter defined in Section 17.2 below), Tenant shall not sublet the Demised Premises, or any portion thereof, nor assign, mortgage, pledge, transfer or otherwise encumber or dispose of this Lease Agreement, or any interest therein, or in any manner assign, mortgage, pledge, transfer or otherwise encumber or dispose of its interest or estate in the Demised Premises, or any portion thereof under this Lease Agreement without obtaining Landlord's prior written consent in each and every instance, which consent may be withheld by Landlord, in its sole and absolute discretion.

     17.2. Transfers. Notwithstanding anything in this Lease Agreement to
           ---------
the contrary, Tenant may, in its sole and absolute discretion and without the prior written consent or approval of Landlord, assign, sublease, transfer, or otherwise dispose of any or all of its interest in, to or under this Lease Agreement or in, to or under the Demised Premises to an "Affiliate" (as such term as hereinafter defined) (any such transaction or event being herein called an "Affiliate Transfer") or any other entity, provided that such Affiliate or entity has a net worth equal to or greater than Tenant at the time of execution of this Lease as adjusted for inflation to the date of the assignment. For the purposes of this Section, the term "Affiliate" shall mean and refer to: (i) any person or entity which acquires all or substantially all of the assets or the issued and outstanding capital stock of Tenant; (ii) any corporation or other entity resulting from reorganization, consolidation or merger of Tenant into or with any other entity; (iii) the holder or holders of the majority of the issued or outstanding capital stock of Tenant or of any of the entities described in this Section; or (iv) any parent, subsidiary, brother, sister, or affiliate corporation or entity of Tenant. As used in the foregoing clause (iv), the expression "affiliate corporation or entity" shall mean and refer to a corporation or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under the control of, Tenant. The term "control" as used in the foregoing provision shall mean and refer to the right and power, direct or indirect, to direct or cause the direction of the management and policies of such corporation.

18.  SUBORDINATION, NONDISTURBANCE, NOTICE TO MORTGAGEE AND ATTORNMENT.
     ----------------------------- -----------------------------------

     18.1. Subordination and Attornment by Tenant. This Lease Agreement and all
           --------------------------------------
rights of Tenant herein, and all interest or estate of Tenant in the Demised Premises, or any portion thereof, shall be subject and subordinate to the lien of any mortgage, deed of trust, security instrument or other document of like nature ("Mortgage"), which at any time may be placed upon the Demised Premises, or any portion thereof, by Landlord, and to any replacements, renewals, amendments, modifications, extensions or refinancing thereof, and to each and every advance made under any Mortgage. Tenant agrees at any time hereafter, and from time to time on demand of Landlord, to execute and deliver to Landlord any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease Agreement to the lien of any such Mortgage. The subordination and attornment provided for in this Section 18.1 is conditioned upon Landlord obtaining a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") from the existing mortgagee, and from any future mortgagee providing that in the event of a termination of or foreclosure under any such ground lease or mortgage, such holder will respect Tenant's possession rights under this Lease Agreement and shall not disturb Tenant's possession of the Demised Premises provided that Tenant (i) is not in default of any of its material obligations under this Lease subject to the giving of notice, if any, and the expiration of any applicable cure period; (ii) that Tenant will execute the SNDA in form and content reasonably provided by said mortgagee or lessor provided that the SNDA shall provide that in any action or proceeding commenced by such mortgagee or lessor or upon any enforcement of any rights by such mortgagee or lessor, that Tenant's rights under the Lease Agreement shall be respected and shall not be disturbed and that the Lease Agreement shall remain in full force and effect provided that Tenant is not in default under any of the material terms, covenants or conditions of the Lease Agreement beyond the expiration of all applicable notice and cure periods, and (iii) that Tenant agrees that upon mortgagee acquiring title to the Demised Premises, Tenant shall attorn directly to said mortgagee or its purchaser, and (iv) that Tenant agrees to such other terms and conditions as may be reasonably required by said mortgagee provided that such terms and conditions do not increase or alter any of Tenant's obligations under this Lease Agreement or decrease any rights of Tenant or adversely affect the Tenant's leasehold interest under this Lease Agreement, and (v) that Tenant shall join in the execution and delivery of the SNDA and shall agree to the effect that if such holder of the Mortgage (or purchaser of holder's interest at a foreclosure sale or otherwise) shall succeed to the interest of the Landlord under this Lease (whether as a consequence of a foreclosure or any other circumstance), Tenant shall be bound to the holder of the Mortgage (or purchaser of holder's interest at a foreclosure sale or otherwise) under the terms, conditions and covenants of this Lease Agreement for the balance of the term remaining after such succession and Tenant will attorn to such holder of the Mortgage (or purchaser of holder's interest at a foreclosure sale or otherwise) as its Landlord upon any such succession.

     18.2. Landlord's Default. In the event of any act of omission of
           ------------------
Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord prior written notice of such act or omission and until a thirty (30) day period of time to allow Landlord or the mortgagee to remedy such act or omission shall have elapsed following the giving of such notice; provided however, that if such act or omission cannot, with due
                ----------------
diligence and in good faith, be remedied within such thirty (30) day period, the Landlord and/or mortgagee shall be allowed such further period of time as may be reasonably necessary provided that it shall have commenced remedying the same with due diligence and in good faith within said thirty (30) day period (up to a maximum of ninety (90) days). In the event Landlord's act or omission which constitutes a Landlord's default hereunder results in the reasonable possibility of criminal liability or an immediate threat of bodily harm to Tenant's employees, agents or invites, or damage to Tenant's property, Tenant may proceed to cure the default without prior notice to Landlord provided, however, that in
                                                     --------- -------
that event Tenant shall give written notice to Landlord as soon as possible upon commencement of such cure. Nothing herein contained shall be construed or interpreted as requiring any mortgagee to remedy such act or omission. Landlord shall reimburse Tenant for any costs or expenses paid by Tenant on behalf of Landlord under this Section 18.2, together with interest at the Maximum Rate of Interest, within fifteen (15) days of written demand by Tenant.

19.  SIGNS.
     -----

     19.1. Tenant's Signs. Tenant may erect signs on the exterior or interior of
           --------------
the Building or on the landscaped area adjacent thereto, provided that such sign or signs: (i) do not cause any structural damage or other damage to the Building; (ii) do not violate applicable Laws; and (iii) do not violate any existing restrictions affecting the Demised Premises.

20.  CHANGES AND ALTERATIONS.
     -----------------------

     20.1. Tenant's Changes and Alterations. Subject to the terms and
           --------------------------------
conditions of this Section 20, Tenant shall have the right at any time, and from time to time during the term of this Lease Agreement, to make such changes and alterations, structural or otherwise, to the Building, Improvements and fixtures hereafter erected on the Demised Premises as Tenant shall deem necessary or desirable in connection with the requirements of its business, which such changes and alterations (other than changes or alterations of Tenant's movable trade fixtures and equipment) shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

           (a) Permits. No change or alteration shall be undertaken until Tenant
               -------
shall have procured and paid for, so far as the same may be required from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense, provided such applications to not cause Landlord to become liable for any cost, fees or expenses.

           (b) Compliance with Final Plans and Specifications. Before
               ----------------------------------------------
commencement of any change, alteration, restoration or construction involving
(a) alteration of a structural component of the Building, (b) alteration of the exterior surface of the Building (excluding signage, landscaping and other matters that do not directly or permanently affect the exterior surface of the Building, and (c) non-structural alterations to the interior of the Building with an estimated cost of more than Two Hundred Fifty Thousand Dollars ($250,000) (collectively, "Restricted Alterations"), Tenant shall: (i) furnish Landlord with detailed plans and specifications of the proposed change or alteration; (ii) obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed or conditioned; (iii) obtain Landlord's prior written approval of a licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work if Tenant elects to engage such architect or engineer (hereinafter referred to as "Alterations Architect or Engineer"); and (iv) obtain Landlord's prior written approval of detailed Final Plans and Specifications prepared and approved in writing by said Alterations Architect or Engineer, and of each amendment and change thereto. With respect to Landlord's prior approval of Restricted Alterations, (A) Landlord shall not unreasonably withhold, condition or delay its approval of non-structural Restricted Alterations, and (B) Landlord may withhold its approval of structural Restricted Alterations in its sole discretion. All changes or alterations under this Article 20 other than Restricted Alterations are referred to as "Unrestricted Alterations." Tenant shall have the right to commence and proceed with Unrestricted Alterations without obtaining Landlord's prior consent or approval; provided, however, that Tenant shall give Landlord reasonable notice that it is making an Unrestricted Alteration.

           (c) Utility Maintained. Any change or alteration shall, when
               ------------------
completed, be of such character as not to reduce the utility of the Demised Premises or the Building for general office use to which such change or alteration is made below its utility to Landlord immediately before such change or alteration, nor shall such change or alteration reduce the area or cubic content of the Building, nor change the character of the Demised Premises or the Building as to use without Landlord's express written consent.

           (d) Compliance with Laws. All Work done in connection with any change
               --------------------
or alteration shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws of the place in which the Demised Premises are situated, and with all Laws. The cost of any such change or alteration shall be paid in cash so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises, or any portion thereof provided, however that the
                                             -----------------
foregoing is not intended to prohibit progress payments, retainages, escrows and related payment mechanisms which are customary among prudent and well represented owners in the commercial construction industry. The Work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or similar causes beyond the control of Tenant excepted. Tenant shall obtain and maintain, at its sole cost and expense, during the performance of the Work, workers' compensation insurance covering all persons employed in connection with the Work and with respect to which death or injury claims could be asserted against Landlord or Tenant or against the Demised Premises or any interest therein, together with comprehensive general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than One Million Dollars ($1,000,000.00) in the event of injury to one person, Three Million Dollars ($3,000,000.00) in respect to any one accident or occurrence, and Five Hundred Thousand Dollars ($500,000.00) for property damage, and the fire insurance with "extended coverage" endorsement required by Section
8.1 hereof shall be supplemented with "builder's risk" insurance on a completed value form or other comparable coverage on the Work. All such insurance shall be in a company or companies authorized to do business in the State of Florida and reasonably satisfactory to Landlord, and all such policies of insurance or certificates evidencing insurance shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same, or with other evidence of payment of the premium reasonably satisfactory to Landlord.

           (e) Location of Improvements. No change, alteration, restoration or
               ------------------------
new construction shall be in or connect the Improvements with any property, building or other improvement located outside the boundaries of the parcel of land described in Exhibit "A" attached, nor shall the same obstruct or interfere
                  -----------
with any existing easement.

           (f) Removal of Improvements. As a condition to granting approval for
               -----------------------
any changes or alterations, Landlord may require Tenant to agree that Landlord, by written notice to Tenant, given at or prior to the time of granting such approval, may require Tenant to remove any improvements, additions or installations installed by Tenant in the Demised Premises at Tenant's sole cost and expense, and repair and restore any damage caused by the installation and removal of such improvements, additions, or installations; provided, however,
                                                           --------  -------
that the only improvements, additions or installations which Tenant shall remove shall be those specified in such notice.

     Tenant's business and trade fixtures, machinery and equipment, whether or not attached to the Premises, and all furniture, furnishings and other articles of movable personal property shall be and remain Tenant's property and may be removed by Tenant prior to the expiration date of this Lease at Tenant's sole cost and expense and Tenant shall repair and restore any damage caused by such removal. Landlord agrees that Tenant shall not be required to remove any part of the Landlord's Improvements and Tenant shall not be required to remove any alteration, installation, addition or improvement made by or on behalf of Tenant, after completion of the Landlord's Improvements, unless Landlord, at that time it grants its approval to such alteration, installation or improvement, notifies Tenant that the same must be removed at the end of the Lease Term and provided that such change does not constitute a normal office alteration, installation, addition or improvement.

21.  INDEMNITY.
     ---------

     21.1  Indemnity of Landlord. Tenant shall pay and discharge, and shall
           ---------------------
defend, indemnify and hold Landlord (and Landlord's Affiliates and the respective officers, directors, agents, employees, representatives, successors and assigns of each), forever harmless from, against and in respect of all obligations, settlements, liabilities, losses, damages, injunctions, suits, actions, proceedings, fines, penalties, claims, liens, demands, costs, charges and expenses of every kind or nature, including, without limitation, reasonable fees of attorneys and other professionals, and disbursements which may be imposed on, incurred by or asserted against the persons hereby required to be indemnified (but not against any of the same to the extent that a negligent or willful act or omission of any of such parties was the cause of the same), arising directly or indirectly from or out of:

           (a) any failure by Tenant to perform any of the agreements, terms, covenants or conditions on Tenant's part to be performed under this Lease Agreement;

           (b) any wrongful act or negligence on the part of Tenant or its Affiliates, or their respective agents, employees, contractors or invitees, or any failure of Tenant to comply with any applicable Laws or with the directive of any governmental authority that Tenant is required to comply with pursuant to this Lease Agreement; or

           (c) any other provision of this Lease Agreement which provides that Tenant shall indemnify and/or hold harmless Landlord in respect of the matters contained in such provision.

     21.2. Indemnity of Tenant. Landlord shall pay and discharge, and shall
           -------------------
defend, indemnify and hold Tenant (and Tenant's Affiliates and their respective officers, directors, agents, employees, representatives, successors and assigns of each) forever harmless from, against and in respect of all obligations, settlements, liabilities, losses, damages, injunctions, suits, actions, proceedings, fines, penalties, claims, liens, demands, costs, charges and expenses of every kind or nature, including, without limitation, reasonable fees of attorneys and other professionals, and disbursements which may be imposed on, incurred by or asserted against the persons hereby required to be indemnified (but not against any of the same to the extent that a negligent or willful act or omission of any such parties was the cause of same), arising directly or indirectly from or out of:

           (a) any failure by Landlord to perform any of the agreements, terms, covenants or conditions on Landlord's part to be performed under this Lease Agreement;

           (b) any wrongful act or negligence on the part of Landlord or its Affiliates, or their respective agents, employees or contractors or invitees or any failure of Landlord to comply with any applicable Laws or with the directive of any governmental authority that Landlord is required to comply with pursuant to this Lease Agreement; or

           (c) any other provision of this Lease Agreement which provides that Landlord shall indemnify and/or hold harmless Tenant in respect of the matters contained in such provision.

     21.3. Defense Provisions.
           ------------------

           (a) Any party seeking indemnification under this Lease Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification hereunder (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which Indemnity may be sought hereunder, and the Indemnified Party shall permit the Indemnifying Party (at the expense of the Indemnifying Party) to assume the defense of any claim or litigation resulting therefrom; provided, however that: (i) counsel for the
                                --------
Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party (The parties agree that if any claim is covered by insurance that the insurance company counsel shall be deemed to be satisfactory); (ii) the Indemnified Party may participate in such defense, but only at the Indemnified Party's own cost and expense; and
(iii) the omission by the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and the Indemnifying Party is actually and materially damaged as a result of such failure to give notice.

           (b) The Indemnifying Party shall not, except with the consent of the Indemnified Party, consent to entry of any judgment or administrative order or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability with respect to such claim or litigation.

           (c) In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. Any such defense, settlement or payment by the Indemnified Party shall not constitute a waiver, release or discharge of the Indemnifying Party's obligations under this Article, it being understood and agreed that any such defense, settlement, or payment shall be without prejudice to the right of the Indemnified Party to pursue remedies against the Indemnifying Party arising out of or related to the Indemnifying Party's failure or refusal to defend the Indemnified Party as required herein. Notwithstanding the foregoing, any Indemnified Party shall have the right to settle any such action or proceeding at any time, provided that it releases the Indemnifying Party from any further indemnification obligation hereunder with respect to such settlement.

           (d) The provisions of this Article shall survive the expiration or sooner termination of this Lease.

22.  MISCELLANEOUS PROVISIONS.
     ------------------------

     22.1. Entry by Landlord. Upon at least one (1) business day's notice,
           -----------------
Tenant agrees to permit Landlord and authorized representatives of Landlord to enter upon the Demised Premises at all reasonable times during ordinary business hours (or at other times, and upon such notice as is reasonable under the circumstances, in bona fide emergency situations) for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease Agreement, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Demised Premises all necessary materials, tools and equipment. Landlord agrees to use reasonable good faith efforts to minimize any interference or disruption of Tenant's use of the Demised Premises. However, Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease Agreement shall not be thereby affected in any manner whatsoever.

     22.2. Exhibition of Demised Premises. Upon prior appointment and at
           ------------------------------
least two (2) business' days notice, Landlord is hereby given the right during usual business hours at any time during the Term to enter upon the Demised Premises and to exhibit the same for the purpose of mortgaging or selling the same. Tenant may, at is option, elect to require that one or more agents or representatives of Tenant be present during all such activity. During the final year of the Term or Renewal Term, if applicable, Landlord shall be entitled to display on the Demised Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Demised Premises are for rent or sale and suitably identifying Landlord or its agent. Tenant agrees that such signs may remain unmolested upon the Demised Premises and that Landlord may exhibit said premises to prospective Tenants during said period as set forth above.

     22.3. Notices. All notices which are required or permitted hereunder must
           -------
be in writing and shall be deemed to have been given, delivered or made, as the case may be (i) when delivered by personal delivery or (ii) subject to verification by the date of the return receipt, three (3) business days after having been deposited in the United States Mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (iii) subject to verification of receipt by the courier service's record of delivery, one (1) business day after having been deposited with an expedited overnight courier service (such as, by way of example, but not limitation, U.S. Express Mail, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth below:

     To Landlord:        c/o Triad Properties Corporation
                         200 Clinton Avenue West
                         Suite 1001
                         Huntsville, Alabama 35804
                         Attn: Mr. Gerry Shannon

     With a copy to:     Hogan Burt Development, Inc.
                         101 East Kennedy Boulevard
                         Suite 4000
                         Tampa, Florida 33602
                         Attn: James T. Burt, II

                         and

     With a copy to:     W. Lawrence Smith, Esquire
                         Hill, Ward & Henderson
                         101 East Kennedy Boulevard
                         Suite 3700
                         Tampa, Florida 33602

     To Tenant:          Gartner Group, Inc.
                         56 Top Gallant Road
                         P.O. Box 10212

                         Stamford, Conn 06904-2212
                         Attn: Director of Real Estate

     With a copy to:     Gartner Group, Inc.
                         56 Top Gallant Road
                         P.O. Box 10212
                         Stamford, CT 06904-2212
                         Attn: Corporate Counsel

or at such other place as the parties may from time to time designate by written notice to each other.

     22.4. Quiet Enjoyment. Landlord covenants and agrees that Tenant, upon
           ---------------
paying the Base Rent and Additional Rent, and upon observing and keeping the covenants, agreements and conditions of this Lease Agreement on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Demised Premises (subject to the provisions of this Lease Agreement) during the term of this Lease Agreement without hindrance or molestation by Landlord or by any person or persons claiming under Landlord.

     22.5. Landlord's Continuing Obligations. The term "Landlord," as used in
           ---------------------------------
this Lease Agreement so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises, and in the event of any transfer or transfers or conveyance (with respect to which Landlord shall provide at least ten (10) days advance notice and such notice shall at a minimum include information regarding the identity and ownership of the prospective grantee or and a copy of the agreement evidencing Landlord's assignment and the grantee's assumption of Landlord's obligations hereunder) the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease Agreement thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease Agreement shall be paid to Tenant. Notwithstanding the foregoing, if Tenant has pending at any time prior to the effective date of such transfer any action or suit against the transferring "Landlord" hereunder, the foregoing is not intended and shall not be deemed or construed to prevent or impair the pendency of such action or suit or the rights of Tenant with respect thereto. The covenants and obligations contained in this Lease Agreement on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. Nothing herein contained shall be construed as relieving Landlord of its obligations under Article 2 of this Lease Agreement, or releasing Landlord from any obligation to complete the cure of any breach by Landlord during the period of its ownership of the Demised Premises.

     22.6. Estoppel. Landlord and Tenant shall, each without charge at any time
           --------
and from time to time, (but not more than three (3) times in a Lease Year) within ten (10) days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Demised
Premises:

           (a) That this Lease Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

           (b) The dates to which the Rent or Additional Rent or Tenant's Direct Obligations under Section 6.3(c) have been paid in advance;

           (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease Agreement, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease Agreement upon the part of Landlord or Tenant as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

           (d) Such other statements or certificates as the requesting party may reasonably request.

It is the intention of the parties hereto that any statement delivered pursuant to this Section 23.6 may be relied upon by any of such parties dealing with Landlord, Tenant or the Demised Premises.

     22.7. Delivery of Corporate Documents. In the event that Tenant is a
           -------------------------------
corporation, Tenant shall, without charge to Landlord, at any time and from time to time (but not more than two (2) times in any Lease Year) within ten (10) days after written request by Landlord, deliver to Landlord, in connection with any proposed sale or mortgage of the Demised Premises, the following instruments and documents:

           (a) Certificate of Good Standing in the state of incorporation of Tenant issued by the appropriate state authority and bearing a current date (such certificate shall be deemed to bear a current date if issued on any date after the most recent mandatory reporting date to avoid potential revocation of corporate charter or authorization to do business); and

           (b) A copy of Tenant's certificate of incorporation and any amendments thereof, as such documents appear in the public records.

     22.8. Short Form Lease. Upon not less than ten (10) days prior written
           ----------------
request by either party, the parties hereto agree to execute and deliver to each other a Short Form Lease, in recordable form, setting forth the follows:

           (a) The date of this Lease Agreement;

           (b) The parties to this Lease Agreement;

           (c) The Term;

           (d) The legal description of the Demised Premises; and

           (e) Such other matters reasonably requested by either party to be stated therein.

     22.9. Severability. If any covenant, condition, provision, term or
           ------------
agreement of this Lease Agreement shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease Agreement shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease Agreement shall be valid and in force to the fullest extent permitted by law. This Lease Agreement shall be construed and be enforceable in accordance with the laws of the state in which the Demised Premise are located.

     22.10.  Successors and Assigns. The covenants and agreements herein
             ----------------------
contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its successors and assigns (provided that Tenant has complied with the applicable terms of Section 17).

     22.11.  Captions. The caption of each section of this Lease Agreement is
             --------
for convenience and reference only, and in no way defines, limits or describes the scope or intent of such or of this Lease Agreement.

     22.12.  Relationship of Parties. This Lease Agreement does not create
             -----------------------
the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

     22.13.  Entire Agreement. All preliminary and contemporaneous negotiations
             ----------------
are merged into and incorporated in this Lease Agreement. This Lease Agreement together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

     22.14.  No Merger. There shall be no merger of this Lease Agreement or the
             ---------
leasehold estate created by this Lease Agreement with any other estate or interest in the Demised Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (i) this Lease Agreement or the leasehold interest created by this Lease Agreement of any interest therein, and (ii) any such other estate or interest in the Demised Premises, or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease Agreement or the leasehold estate created thereby, and (2) any such other estate or interest in the Demised Premises, or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

     22.15.  Possession and Use. Tenant acknowledges that the Demised Premises
             ------------------
are the property of Landlord and that Tenant has only the right to possession and use thereof upon the covenants, conditions, provisions, terms and agreements set forth in this Lease Agreement.

     22.16.  No Surrender During Lease Term. No surrender to Landlord of this
             ------------------------------
Lease Agreement or of the Demised Premises, or any portion thereof, or any interest therein, prior to the expiration of the term of this Lease Agreement shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all contract vendors and mortgagees, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord consented to by all contract vendors and the mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

     22.17.  Surrender of Demised Premises. At the expiration of the Term,
             -----------------------------
Tenant shall surrender the Demised Premises in the same condition as the same were in upon delivery of possession thereto at the Commencement Date reasonable wear and tear excepted and damage by fire or other casualty excepted as provided in this Lease Agreement, and shall surrender all keys to the Demised Premises to Landlord at the place then fixed for the payment of Base Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any. Tenant shall at such time remove all of its property therefrom and all alterations and improvements placed thereon by Tenant if so requested by Landlord as provided in Section 20.1 above. Tenant shall repair any damage to the Demised Premises caused by such removal, and any and all such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease Agreement. All property of Tenant which Tenant is obligated to remove that is not removed within thirty (30) days after the last day of the Term shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Demised Premises upon termination of this Lease Agreement and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses of such removal, transportation and storage. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Demised Premises to good order, condition and repair.

     22.18.  Holding Over. In the event Tenant remains in possession of the
             ------------
Demised Premises after expiration of this Lease Agreement, and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a Tenant from month to month, subject to all the provisions, conditions and obligations of this Lease Agreement insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to one hundred twenty-five percent (125%) of the then current Base Rent for the Demised Premises.

     22.19.  Survival. All obligations (together with interest or money
             --------
obligations at the Maximum Rate of Interest) accruing prior to expiration of the Term shall survive the expiration or other termination of this Lease Agreement.

     22.20.  Attorneys' Fees. In the event of any litigation or judicial
             ---------------
action in connection with this Lease Agreement or the enforcement thereof, the prevailing party in any such litigation or judicial action shall be entitled to recover all costs and expenses of any such judicial action or litigation (including, but not limited to, actual attorneys' and paralegals' fees reasonably incurred) from the other party.

     22.21.  Landlord's Limited Liability. Tenant agrees to look solely to
             ----------------------------
Landlord's interest in the Demised Premises and the Project, and all profits, rents and sales proceeds arising therefrom for recovery of any monetary judgment from Landlord, it being agreed that Landlord (and if Landlord is a partnership, its partners, whether general or limited, and if Landlord is a corporation, its directors, officers or shareholders) shall not be personally liable for any monetary judgment or deficiency decree or judgment against Landlord.

     22.22.  Broker's Commissions. All negotiations relative to this Lease
             --------------------
Agreement and the Demised Premises have been conducted by and between Landlord and Tenant without the intervention of any person or other party as agent or broker except for Cushman & Wakefield of Florida, Inc. and Hogan * Burt * Bishop, Inc. (collectively, the "Brokers"). Landlord, pursuant to separate agreements or arrangements with the Brokers, shall be responsible for any and all fees or commissions due and payable to the Brokers arising out of this Lease Agreement in any way and Tenant shall have no liability therefor. Except with respect to the fees and commissions of the Brokers to be paid for by Landlord as aforesaid, Landlord and Tenant warrant and represent to each other that there are and will be no broker's commissions or fees payable in connection with this Lease Agreement or the demise of the Demised Premises by reason of their respective dealings, negotiations or communications. Landlord and Tenant

(except with respect to the Brokers as aforesaid) shall and do each hereby indemnify, defend and hold harmless the other from and against the claims, demands, actions and judgments against any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Lease Agreement or the demise of the Demised Premises.

     22.23.  Covenants, Representations and Warranties.
             -----------------------------------------

             (a) Landlord. Landlord represents and warrants to Tenant, and
                 --------
covenants and agrees with Tenant, the following:

                 (i) Landlord is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida;

                 (ii) All material information and data furnished to Tenant by Landlord or its agents with respect to the Project is true, correct, complete and not misleading in any material respect;

                 (iii) Landlord, and the undersigned signatories executing this Lease Agreement on behalf of Landlord, are duly authorized and empowered to enter into this Lease Agreement with Tenant;

             (b) Tenant. Tenant represents and warrants to Landlord, and
                 -------
covenants and agrees with Landlord, the following:

                 (i) Tenant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and

                 (ii) Tenant, and the undersigned signatures executing this Lease Agreement on behalf of Tenant, are duly authorized and empowered to enter into this Lease Agreement with Landlord.

                 (iii) All material information and data furnished to Landlord by Tenant or its agents with respect to Tenant is correct and complete and not misleading in any material respect.

     22.24.  Landlord's Permission, Consent or Approval. Whenever in this
             ------------------------------------------
Lease Agreement Landlord's or Tenant's permission, consent or approval is required, then, except to the extent otherwise expressly provided, such permission, consent or approval shall not be unreasonably withheld, delayed or conditioned. Furthermore, except as otherwise expressly provided herein, in the event that Landlord fails to respond to any written request for consent or approval within thirty (30) days after the giving of such request, then such request shall be deemed to have been approved.

     22.25.  FORUM AND VENUE FOR LEGAL PROCEEDINGS/WAIVER OF JURY TRIAL. ANY
             ----------------------------------------------------------
LEGAL PROCEEDING OF ANY NATURE BROUGHT BY EITHER PARTY AGAINST THE OTHER TO ENFORCE ANY RIGHT OR OBLIGATION UNDER THIS LEASE AGREEMENT, OR ARISING OUT OF ANY MATTER PERTAINING TO THIS LEASE AGREEMENT, SHALL EXCLUSIVELY BE SUBMITTED FOR TRIAL, WITHOUT JURY, BEFORE ANY COURT SITTING IN LEE COUNTY, STATE OF FLORIDA HAVING SUBJECT MATTER JURISDICTION. THE PARTIES CONSENT AND SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT AND AGREE TO ACCEPT SERVICE OF PROCESS OUTSIDE THE STATE OF FLORIDA IN ANY MATTER TO BE SUBMITTED TO ANY SUCH

COURT PURSUANT HERETO, AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY REGARDING ANY SUCH MATTER.

     22.26.  Arbitration. Any dispute with respect to the current
             -----------
determination of market rent as set forth in clause (y) of Section 1.3(a) shall be determined by Landlord and Tenant with Landlord and Tenant promptly attempting to agree upon an appraiser (Only Appraiser) who shall determine the "then current fair market rental value for the Demised Premises." If Landlord and Tenant do not agree upon the Only Appraiser within thirty (30) days after such applicable time period, Landlord shall designate an appraiser (First Appraiser) and Tenant shall designate an appraiser (Second Appraiser). The First Appraiser and Second Appraiser designated shall meet within ten (10) days after said fifteen (15) day period, and, if within thirty (30) days after said ten
(10) day period has expired, the First Appraiser and Second Appraiser shall not have agreed upon the "then current fair market rental value for the Demised Premises", then the First Appraiser and Second Appraiser shall then appoint a Third Appraiser and if they are unable to agree upon such Third Appraiser within ten (10) days of the expiration of said last thirty (30) day period, then the Third Appraiser shall be selected by a court located in Lee County, Florida or if said court fails or refuses to select, then by the manner provided for in the Florida Arbitration Code. The Third Appraiser shall be instructed that his appraisal shall be made in thirty (30) days after his appointment. If any appraiser fails or refuses or is unable to act or if either Landlord or Tenant fails or refuses to appoint a required appraiser, then a new appraiser shall be appointed in his stead which appointment shall be made as herein provided for the appointment of the Third Appraiser if the First Appraiser or Second Appraiser are unable to agree. Landlord and Tenant shall each pay its own expenses and, if there is more than one appraiser, then Landlord and Tenant shall pay the fees and expenses of the First Appraiser and Second Appraiser respectively. The fees and expenses of the Third Appraiser or of the Only Appraiser, if there is only one appraiser, shall be borne equally by Landlord and Tenant. Any appraiser designated to serve will be a disinterested party, shall be qualified to determine the "then current fair market rental value for the Demised Premises," shall be a member of American Institute of Real Estate Appraisers (or any successor association or body of comparable standing), and shall have been actively engaged in the appraisal of office real estate in the Tampa area for a period of not less than five (5) years immediately prior to his appointment. If there is an Only Appraiser, then the decision of such appraiser shall be final and binding upon Landlord and Tenant. If there are two appraisers, then the decision of such two appraisers will be final and binding on Landlord and Tenant. If there are three appraisers, then the "then current fair market rental for the Demised Premises" shall be the arithmetic average of the then current fair market rental for the Demised Premises determined by the two appraisers having the closest appraisal values and such determination and average and shall be final and binding on Landlord and Tenant.

     22.27.  Counterparts; Expiration of Lease Agreement; "Effective Date".
             ------------------------------------------------------------
This Lease Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. This Lease Agreement shall be null, void and of no effect unless it is fully executed by Landlord and Tenant, without modification (except for mutually agreed upon and initialed changes), and either
(i) at least one fully executed original Lease Agreement has been delivered to both parties at or before 5:00 p.m. (Eastern Time) on July 30,1997, or (ii) at or before 5:00 p.m. (Eastern Time) on July 30, 1997 the parties shall have exchanged executed counterpart signature pages with transmittal letters from their respective legal counsels confirming that the Lease Agreement has been deemed fully executed (facsimile transmission of such signature pages and letters shall be acceptable), provided that the parties agree to cause at least one fully executed original Lease Agreement will be delivered to both parties within two (2) business days thereafter. Subject to the immediately preceding sentence, the"Effective Date" of this Lease Agreement shall mean the later of the two dates set forth below the respective signatures of Landlord and Tenant.

     22.28  Access. Tenant, its employees and agents, shall have access to the
            ------
Demised Premises twenty-four (24) hours a day and seven (7) days a week, except to the extent prohibited or restricted by Force Majeure Events.

     22.29  Protection of Laws. Notwithstanding anything which may be contained
            ------------------
in the Lease to the contrary, Tenant shall be afforded the full protection afforded a tenant under the law governing the relationship between landlords and tenants in the state wherein the Demised Premises are situated.

     22.30  OSHA/Tight Building Syndrome. Landlord represents and warrants that,
            ----------------------------
to the best of its present knowledge, the Demised Premises and the Building comply with the applicable safety and health standards in effect pursuant to the Federal Occupational Safety and Health Act, as amended, Environmental Protection Act (including U.S. Environmental Protection Agency -- Official Pesticides and Toxic Substances Guidance for Controlling Asbestos-Containing Materials in Buildings, EPA 560/5-85024 (June, 1985, as revised from time to time) and all applicable state and local safety and health laws. Subject to Section 11.1, Landlord covenants to maintain the Demised Premises and the Building in such a manner as to assure continued compliance with such laws and standards and agrees to promptly make such repairs or renovations as may be necessary to meet any new or modified requirement. Landlord agrees to pay, hold harmless and indemnify Tenant from and against any all losses, damages, claims, suits, actions, judgments, and costs (including reasonable attorneys' fees) which may arise or grow out of injury, claim of injury or death of persons or damage to property attributable to the presence in the Building or Demised Premises (or the land on which the Building is situate) of any hazardous or toxic substance.

     Landlord represents and warrants that, to the best of its present knowledge, the Demised Premises and the Building are serviced with sufficient air handling capacity so as to provide adequate ventilation and fresh air to the Building and to the Premises, the parties recognizing that certain new buildings are affected by "tight building syndrome" where the air handling equipment does not provide sufficient fresh air to the occupants, resulting in complaints of nausea, headache, eyestrain, and other ailments.

     22.31  Access by Individuals with Disabilities. Landlord represents and
            ---------------------------------------
warrants that, to the best of its present knowledge, the Demised Premises and the Building will, upon Substantial Completion, comply with all applicable laws and regulations dealing with access by individuals with disabilities, including Title III of the Americans with Disabilities Act, Public Law 10 1 -336 (July,
1990) as revised from time to time. To the extent that the Demised Premises are not fully accessible to any disabled employees or invitees or Tenant and subject to Section 11.1, Landlord shall take all reasonable steps to modify the Building and/or the Demised Premises so as to offer full accessibility. If required modifications are in excess of standards imposed by applicable law and regulations, and Landlord is thus unwilling to proceed, then Tenant, at its sole expense, may make such modifications to the Building and /or the Demised Premises as it deems necessary or desirable to permit access by any such employees or invitee.

     22.32  Parking. Except to the extent prohibited or restricted by Force
            -------
Majeure Events, Landlord shall provide Tenant with at least 312 parking spaces on the Land for the exclusive use of its employees and/or invitees.

     22.33  Communications Equipment. Tenant may, at its option, install and
            ------------------------
maintain a radio antenna, satellite dish or similar communicating mechanism, on or about the Land and Building at a location mutually agreed upon by the parties hereto and identified on a plot plan which each of the parties hereto shall initial upon the execution of the Lease. In the event the parties hereto fail to designate a location for Tenant's communications equipment, Tenant may locate its communications equipment anywhere on or about the Building or common areas about the Building, so long as the installation and the use thereof do not violate any federal, state, county, or local law, rule or regulation or restrictive covenants. Tenant shall, upon the expiration or earlier termination of the Term hereof, remove its communications equipment and repair any damage cause as a result of removal.

     22.34  Contingency. Landlord has entered into a Deposit Receipt and
            -----------
Sales Agreement dated July 8, 1997, (the "Contract") with Bay Colony - Gateway, Inc. (the "Seller") to purchase the Land on or before July 31, 1997. If Landlord does not purchase the Land pursuant to the Contract, this Lease Agreement shall automatically and immediately terminate and neither Landlord nor Tenant shall have any obligations to the other under this Lease.

     22.35  Waiver of Statutory Landlord's Lien. Landlord hereby agrees to
            -----------------------------------
waive its statutory Landlord's lien under Chapter 83 of the Florida Statutes.

     IN WITNESS WHEREOF, intending to be legally bound and with the specific intent that this Lease Agreement constitute an instrument under seal, each of the parties hereto has caused this Lease Agreement to be duly executed as of the Effective Date.

Signed, sealed and delivered
in the presence of
                              LANDLORD:

                              HOGAN TRIAD FT. MYERS I, LTD,
                              a Florida limited partnership

                              By: Triad Properties Holdings-Florida L.L.C., a Florida limited liability company, its general partner


                                   By: /s/ Gerry E. Shannon
                                      ----------------------------------- (SEAL)
Name: /s/ [ILLEGIBLE]                 Name: Gerry E. Shannon
     --------------------                  -------------------------------------
                                      Title: Manager
                                            ------------------------------------

                                   By: /s/ William R. Stroud
                                      ----------------------------------- (SEAL)

Name: /s/ [ILLEGIBLE]                 Name: William R. Stroud
     --------------------                  -------------------------------------
                                      Title: Manager
                                            ------------------------------------

                              Date signed by Landlord:
                              July ____, 1997


                              TENANT:
                              GARTNER GROUP, INC.,  a Delaware corporation


                                   By: /s/ Paul S. Parker
                                      ------------------------------------------
Name: /s/ [ILLEGIBLE]                 Name: Paul S. Parker
     --------------------                  -------------------------------------
                                      Title: VP PROD, DELIVERY & ADMIN
                                            ------------------------------------


Name: /s/ Cathy S. Sat        Date signed by Landlord:
     --------------------     July 30, 1997